UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21034

SANFORD C. BERNSTEIN FUND II, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: September 30, 2015

Date of reporting period: September 30, 2015

ITEM 1.	REPORTS TO STOCKHOLDERS.

SANFORD C. BERNSTEIN FUND II, INC.

INTERMEDIATE DURATION INSTITUTIONAL PORTFOLIO

ANNUAL REPORT

SEPTEMBER 30, 2015

Before investing in the Sanford C. Bernstein Fund II, Inc., a prospective investor should consider carefully the portfolio’s investment objectives and policies, charges, expenses and risks. These and other matters of importance to prospective investors are contained in the portfolio’s prospectus, an additional copy of which may be obtained by visiting our website at www.bernstein.com and clicking on “Investments”, then “Mutual Fund Information—Prospectuses, SAIs and Shareholder Reports” or by calling your financial advisor or by calling Bernstein’s mutual fund shareholder help line at 212.756.4097. Please read the prospectus carefully before investing.

For performance information current to the most recent month-end, please visit our website at www.bernstein.com and click on “Investments”, then “Mutual Fund Information—Performance at a Glance”.

This shareholder report must be preceded or accompanied by the Sanford C. Bernstein Fund II, Inc. prospectus for individuals who are not shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit www.abglobal.com, or go to the Securities and Exchange Commission’s website at www.sec.gov, or call AllianceBernstein at 800.227.4618.

The Fund will file its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the Commission’s website at www.sec.gov. The Fund’s Form N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330.

Investment Products Offered:    •  Are Not FDIC Insured  •   May Lose Value  •  Are Not Bank Guaranteed

Portfolio Manager Commentary (Unaudited)

To Our Shareholders—November 11, 2015

This report provides management’s discussion of fund performance for Sanford C. Bernstein Fund II, Inc. Intermediate Duration Institutional Portfolio (the “Portfolio”) for the annual reporting period ended September 30, 2015.

Investment Objectives and Policies

The Portfolio’s investment objective is to provide safety of principal and a moderate to high rate of current income. The Portfolio seeks to maintain an average portfolio quality minimum of A, based on ratings given to the Portfolio’s securities by national rating agencies (or, if unrated, determined by AllianceBernstein L.P., the Portfolio’s investment adviser (the “Adviser”), to be of comparable quality). Many types of securities may be purchased by the Portfolio, including corporate bonds, notes, U.S. Government and agency securities, asset-backed securities, mortgage-related securities, bank loan debt, preferred stock and inflation-protected securities, as well as others. The Portfolio may also invest up to 25% of its total assets in fixed-income, non-U.S. Dollar denominated foreign securities, and may invest without limit in fixed-income, U.S. Dollar denominated foreign securities, in each case in developed or emerging-market countries.

The Portfolio may use derivatives, such as options, futures, forwards and swaps.

The Portfolio may invest up to 25% of its total assets in fixed-income securities rated below investment grade (BB or below) by national rating agencies (commonly known as “junk bonds”). No more than 5% of the Portfolio’s total assets may be invested in fixed-income securities rated CCC or below by national rating agencies.

The Portfolio seeks to maintain an effective duration of three to six years under normal market conditions.

The Portfolio may enter into foreign currency transactions on a spot (i.e., cash) basis or through the use of derivatives transactions, such as forward currency exchange contracts, currency futures and options thereon, and options on currencies.

Investment Results

The table on page 6 shows the Portfolio’s performance compared to its benchmark, the Barclays U.S. Aggregate Bond Index, and the Lipper Core Bond Funds Average (a comparison to peers of similarly managed funds, the “Lipper Average”) for the six- and
12-month periods ended September 30, 2015.

The Portfolio underperformed its benchmark, the Barclays U.S. Aggregate Bond Index for both the six- and 12-month periods ended September 30, 2015, and outperformed the Lipper Core Bond Funds Average for both periods.

For both the six- and 12-month periods currency positioning contributed to returns relative to the benchmark specifically a long USD Dollar position versus short positions in the Australian Dollar and Korean Won. Shorts in the Canadian Dollar and Euro also contributed to returns for the 12-month period. Sector positioning contributed to returns for both periods, mainly due to an overweight in securitized assets including Collateralized Mortgage Obligations (CMOs) and Asset-Backed Securities (ABS). Additionally, for the 12-month period an overweight to Commercial Mortgage-Backed Securities (CMBS) contributed to returns. However, an overweight to non-investment grade corporates offset some of the gains from securitized asset over-weights for both periods. Security selection within Mortgage-Backed Securities (MBS) also detracted for both periods. Yield curve positioning detracted for both periods.

The Portfolio utilized derivatives including Treasury futures and interest rate swaps to manage the overall duration positioning of the Portfolio; overall Yield curve positioning detracted for both periods. For the six-month period an overweight to the 20 Year portion of the yield curve detracted from returns. For the 12-month period a general underweight to duration detracted from returns as rates rallied. Credit default swaps were utilized for both hedging and investment purposes, which had an immaterial impact for both periods. During both periods, the Portfolio utilized derivatives including currency forwards to manage active currency positions. Inflation swaps were also used for hedging and investment purposes, which had an immaterial impact on performance during both periods.

Market Review and Investment Strategy

Bond markets were volatile for the six and 12-month periods ended September 30, 2015 as growth trends and monetary policies in the world’s biggest economies headed in different directions. Inflation continued to fall throughout the developed world, mainly driven by decreasing commodity prices. Oil prices started to rebound in April and May, moving above $60/barrel, yet dipped below $40/barrel in August and they still remain well below where they were a year ago. These

(Portfolio Manager Commentary continued on next page)

2015 Annual Report	1

Portfolio Manager Commentary (continued)

dynamics caused volatility within government bond yields, with the yield on the 10 US Treasury reaching a low of 1.68% during the 12 month period and a high of 2.5%, ultimately ending the 12 month period lower by 0.4%. The US Federal Reserve postponed its long expected interest rate hike, alluding to the emerging market turmoil as one of the reasons.

In other markets, including many in Europe where the European Central Bank has implemented its quantitative easing program, some yields are in negative territory. In emerging markets, political and economic instability across regions have negatively affected the investment environment. Slower growth in China, Brazil and other emerging-market economies caused further pressure on credit markets during the third quarter of 2015.

Against this backdrop, fixed-income returns diverged between regions and sectors. Credit securities generally underperformed developed market treasuries. Developed market treasuries generally outperformed emerging market local currency treasuries. Investment grade securities generally outperformed high yield, which posted some of the worst returns across the fixed income market, specifically within the energy and commodities sectors.

The risk profile of the Portfolio remains modest as volatility increased throughout the 12-month period. As spreads widened and valuations became more attractive, exposure was modestly increased to both corporates and CMO’s. The Portfolio remains overweight for ABS and CMBS. Within corporates, the Portfolio favors the financial and industrial sectors on a relative value basis. With diverging global growth and central bank policies, the Portfolio utilized active currency management, with a bias toward long U.S. dollar positions on expected U.S. dollar strength. The portfolio also increased its short position in the Euro to take advantage of quantitative easing from the ECB. The Portfolio’s overall duration remained short versus the benchmark with a long duration position in the UK and a short duration position in the US and Germany.

2	Sanford C. Bernstein Fund II, Inc.

Disclosures and Risks (Unaudited)

None of the following indices or averages reflects fees and expenses associated with the active management of a mutual fund portfolio. The Barclays U.S. Aggregate Bond Index represents the performance of securities within the U.S. investment-grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities, asset-backed securities, and commercial mortgaged-backed securities. The Lipper Core Bond Funds Average is the equal-weighted average returns of the portfolios in the relevant Lipper Inc. category; the average portfolios in a category may differ in composition from the Portfolio. The Lipper Core Bond Funds Average contains portfolios that invest primarily in investment-grade debt issues (rated in the top four grades) with dollar-weighted average maturities of five to ten years. An investor cannot invest directly in an index or average, and their results are not indicative of the performance for any specific investment, including the Portfolio.

A Word About Risk

The share price of the Portfolio will fluctuate and you may lose money. There is no guarantee that the Portfolio will achieve its investment objective.

Interest Rate Risk: This is the risk that changes in interest rates will affect the value of the Portfolio’s investments in fixed-income debt securities such as bonds and notes. Interest rates in the United States have recently been historically low. Increases in interest rates may cause the value of the Portfolio’s investments to decline and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

Credit Risk: This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivatives or other contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations. At times when credit risk is perceived to be greater, credit “spreads” (i.e., the difference between the yields on lower quality securities and the yields on higher quality securities) may get larger or “widen”. As a result, the values of the lower quality securities may go down more.

Duration Risk: The duration of a fixed-income security may be shorter than or equal to full maturity of the fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolio’s assets can decline as can the value of the Portfolio’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Inflation-Protected Securities Risk: The terms of inflation-protected securities provide for the coupon and/or maturity value to be adjusted based on changes in inflation. Decreases in the inflation rate or in investors’ expectations about inflation could cause these securities to underperform non-inflation-adjusted securities on a total-return basis. In addition, these securities may have limited liquidity in the secondary market.

Foreign (Non-U.S.) Securities Risk: Investments in foreign securities entail significant risks in addition to those customarily associated with investing in U.S. securities. These risks include risks related to adverse market, economic, political and regulatory factors and social instability, all of which could disrupt the financial markets in which the Portfolio invests and adversely affect the value of the Portfolio’s assets.

Emerging Markets Securities Risk: The risks of investing in foreign (non-U.S.) securities are heightened with respect to issuers in emerging-market countries, because the markets are less developed and less liquid and there may be a greater amount of economic, political and social uncertainty.

Derivatives Risk: The Portfolio may use derivatives as direct investments to earn income, enhance return and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk that changes in the value of the derivative may not correlate with relevant assets, rates or indices. Derivatives may be illiquid and difficult to price or unwind, and small changes

Disclosures & Risks continued on next page

2015 Annual Report	3

Disclosures and Risks (continued)

may produce disproportionate losses for the Portfolio. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Assets required to be set aside or posted to cover or secure derivatives positions may themselves go down in value, and these collateral and other requirements may limit investment flexibility. Some derivatives involve leverage, which can make the Portfolio more volatile and can compound other risks. The U.S. Government is in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin, reporting and registration requirements. The ultimate impact of the regulations remains unclear. Additional regulation may make derivatives more costly, may limit their availability, may disrupt markets or may otherwise adversely affect their value or performance.

Mortgage-Related Securities Risk: Mortgage-related securities represent interests in “pools” of mortgages, including consumer loans or receivables held in trust. Mortgage-related securities are subject to credit, interest rate, prepayment and extension risks. These securities also are subject to risk of default on the underlying mortgage, particularly during periods of economic downturn. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-related securities.

Prepayment and Extension Risk: Prepayment risk is the risk that a loan, bond or other security might be called or otherwise converted, prepaid or redeemed before maturity. If this happens, particularly during a time of declining interest rates or credit spreads, the Portfolio will not benefit from the rise in market price that normally accompanies a decline in interest rates, and may not be able to invest the proceeds in securities providing as much income, resulting in a lower yield to the Portfolio. Conversely, extension risk is the risk that as interest rates rise or spreads widen, payments of securities may occur more slowly than anticipated by the market. When this happens, the values of these securities may go down because their interest rates are lower than current market rates and they remain outstanding longer than anticipated.

Subordination Risk: The Portfolio may invest in securities that are subordinated to more senior securities of an issuer, or which represent interests in pools of such subordinated securities. Subordinated securities will be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer, any loss incurred by the subordinated securities is likely to be proportionately greater, and any recovery of interest or principal may take more time.

Management Risk: The Portfolio is subject to management risk because it is an actively managed investment portfolio. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but its decisions may not produce the desired results. In some cases, derivative and other investment techniques may be unavailable or the Adviser may determine not to use them, possibly even under market conditions where their use could benefit the Portfolio.

Liquidity Risk: Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolio from selling out of these illiquid or relatively less liquid securities at an advantageous price. Over recent years, regulatory changes have led to reduced liquidity in the marketplace, and the capacity of dealers to make markets in fixed-income securities has been outpaced by the growth in the size of the fixed-income markets. Liquidity risk may be magnified in a rising interest rate environment, where the value and liquidity of fixed-income securities generally go down. Derivatives and securities involving substantial market and credit risk tend to involve greater liquidity risk. Illiquid securities and relatively less liquid securities may also be difficult to value.

Redemption Risk: The Portfolio may experience heavy redemptions that could cause the Portfolio to liquidate its assets at inopportune times or at a loss or depressed value, which could cause the value of your investment to decline.

Foreign Currency Risk: This is the risk that changes in foreign (non-U.S.) currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce the returns of the Portfolio. For example, the value of the Portfolio’s investments in foreign securities and foreign currency positions may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar).

Actions by a Few Major Investors: In certain countries, volatility may be heightened by actions of a few major investors. For example, substantial increases or decreases in cash flows of mutual funds investing in these markets could significantly affect local securities prices and, therefore, share prices of the Portfolio.

Disclosures & Risks continued on next page

4	Sanford C. Bernstein Fund II, Inc.

Disclosures and Risks (continued)

Market Risk: The Portfolio is subject to market risk, which is the risk that bond prices in general may decline over short or extended periods. The global financial crisis that began in 2008 has caused a significant decline in the value and liquidity of many investments and unprecedented volatility in the markets. Some events that have contributed to ongoing and systematic market risks include the falling values of some sovereign debt and related investments, scarcity of credit, and high public debt. In response to the crisis, the U.S. Government and the Federal Reserve, as well as certain foreign governments and their central banks have taken steps to support financial markets, including by keeping interest rates low. The withdrawal of this support, failure of efforts in response to the crisis, or investor perception that such efforts are not succeeding could negatively affect financial markets generally as well as reduce the value and liquidity of certain securities.

This environment could make identifying investment risks and opportunities especially difficult, and whether or not the Portfolio invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Portfolio’s investments may be negatively affected. In addition, policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation. The impact of these changes, and the practical implications for market participants, may not be fully known for some time.

Lower-rated Securities Risk: Lower-rated securities, or junk bonds/high yield securities, are subject to greater risk of loss of principal and interest and greater market risk than higher-rated securities. The capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates.

These risks are fully discussed in the Portfolio’s prospectus.

An Important Note About Historical Performance

The performance shown on page 6 represents past performance and does not guarantee future results. Performance information is as of the dates shown. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.bernstein.com or by calling 212.756.4097.

The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Investors should consider the investment objectives, risks, charges and expenses of the Portfolio carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit www.bernstein.com, click on “Investments”, then “Mutual Fund Information—Prospectuses, SAIs and Shareholder Reports” or by calling Bernstein’s mutual fund shareholder help line at 212.756.4097 or contact your Bernstein Advisor. Please read the prospectus and/or summary prospectus carefully before investing.

Except as noted, returns do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. All fees and expenses related to the operation of the Portfolio have been deducted.

2015 Annual Report	5

Historical Performance (Unaudited)

Intermediate Duration Institutional Portfolio vs. Its Benchmark and Lipper Average

	TOTAL RETURNS		AVERAGE ANNUAL TOTAL RETURNS
THROUGH SEPTEMBER 30, 2015	PAST 6 MONTHS	PAST 12 MONTHS	PAST FIVE YEARS	PAST 10 YEARS	SINCE INCEPTION	INCEPTION DATE
Intermediate Duration Institutional Portfolio*	-0.80%	2.60%	3.39%	4.88%	5.01%	May 17, 2002
Barclays U.S. Aggregate Bond Index	-0.47%	2.94%	3.10%	4.64%	4.86%
Lipper Core Bond Funds Average	-1.11%	1.75%	3.06%	4.18%

*	There are no sales charges associated with an investment in the Portfolio. Total returns and average annual returns are therefore the same.

During the reporting period, the Adviser waived a portion of its advisory fee or reimbursed the Portfolio for a portion of its expenses to the extent necessary to limit the Portfolio’s expenses to 0.45%. These waivers/reimbursements may not be terminated before January 31, 2016 and may be extended by the Adviser for additional one-year terms. Without the waiver, the Portfolio’s expenses would have been higher (0.58%, as of 01/30/15) and its performance would have been lower than that shown.

Intermediate Duration Institutional Portfolio

Growth of a $25,000 Investment in the Portfolio

The chart shows the growth of $25,000 for the Portfolio and its benchmark and Lipper Average from September 30, 2005 through September 30, 2015.

Portfolio Summary—September 30, 2015 (Unaudited)

Intermediate Duration Institutional Portfolio
Security Type Breakdown*

*	All data are as of September 30, 2015. The Portfolio’s security type breakdown is expressed as a percentage of total investments and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Schedule of Investments” section of the report for additional details).

†	“Other” represents less than 0.2% in Common Stocks and Governments—Sovereign Bonds.

See Disclosures, Risks and Note about Historical Performance on pages 3–5.

6	Sanford C. Bernstein Fund II, Inc.

Expense Example—September 30, 2015 (Unaudited)

As a shareholder of the Fund, you incur various types of costs including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses—The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes—The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	BEGINNING ACCOUNT VALUE APRIL 1, 2015	ENDING ACCOUNT VALUE SEPTEMBER 30, 2015	EXPENSES PAID DURING PERIOD*	ANNUALIZED EXPENSE RATIO*
SCB Intermediate Duration Institutional Portfolio
Actual	$1,000	$992.00	$2.25	0.45%
Hypothetical**	$1,000	$1,022.81	$2.28	0.45%

*	Expenses are equal to each Class’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

2015 Annual Report	7

Schedule of Investments

Sanford C. Bernstein Fund II, Inc.

Schedule of Investments

Intermediate Duration Institutional Portfolio

September 30, 2015

	Principal Amount (000)		U.S. $ Value

CORPORATES—INVESTMENT GRADE–25.8%
Industrial–16.3%
Basic–1.2%
Barrick Gold Corp. 4.10%, 5/01/23	U.S.$	262	$231,847
Barrick North America Finance LLC 4.40%, 5/30/21		18	17,490
BHP Billiton Finance USA Ltd. 3.25%, 11/21/21		10	10,121
Dow Chemical Co. (The) 3.00%, 11/15/22		15	14,500
4.125%, 11/15/21		10	10,447
7.375%, 11/01/29		170	216,406
8.55%, 5/15/19		724	875,220
Eastman Chemical Co. 3.80%, 3/15/25		540	527,136
Freeport-McMoran Oil & Gas LLC/FCX Oil & Gas, Inc. 6.50%, 11/15/20		220	198,414
Glencore Funding LLC 4.125%, 5/30/23(a)		485	381,634
International Paper Co. 3.65%, 6/15/24		249	246,082
3.80%, 1/15/26		526	518,236
4.75%, 2/15/22		961	1,037,885
5.15%, 5/15/46		74	72,290
LYB International Finance BV 4.00%, 7/15/23		20	20,093
LyondellBasell Industries NV 5.75%, 4/15/24		996	1,113,424
Minsur SA 6.25%, 2/07/24(a)		397	398,312
Mosaic Co. (The) 5.625%, 11/15/43		456	480,420
Sociedad Quimica y Minera de Chile SA 3.625%, 4/03/23(a)		1,043	865,690
Vale Overseas Ltd. 6.875%, 11/21/36		330	259,083

			7,494,730

Capital Goods–0.6%
Odebrecht Finance Ltd. 5.25%, 6/27/29(a)		1,056	559,550
Owens Corning 6.50%, 12/01/16(b)		99	105,645
Republic Services, Inc. 3.80%, 5/15/18		16	16,789
5.25%, 11/15/21		1,003	1,125,340
5.50%, 9/15/19		1,303	1,455,442
	Principal Amount (000)		U.S. $ Value

Yamana Gold, Inc. 4.95%, 7/15/24	U.S.$	683	$610,288

			3,873,054

Communications—Media–2.6%
21st Century Fox America, Inc. 3.00%, 9/15/22		65	64,058
4.50%, 2/15/21		55	59,460
6.15%, 3/01/37–2/15/41		708	807,138
6.55%, 3/15/33		785	939,428
CBS Corp. 3.50%, 1/15/25		1,620	1,560,180
5.75%, 4/15/20		10	11,242
CCO Safari II LLC 4.908%, 7/23/25(a)		435	432,913
Comcast Cable Communications Holdings, Inc. 9.455%, 11/15/22		15	20,930
Comcast Corp. 5.15%, 3/01/20		15	16,934
Cox Communications, Inc. 2.95%, 6/30/23(a)		432	394,469
Discovery Communications LLC 3.45%, 3/15/25		870	806,014
McGraw Hill Financial, Inc. 4.40%, 2/15/26(a)		1,099	1,115,280
NBCUniversal Enterprise, Inc. 5.25%, 3/19/21(a)(c)		1,155	1,219,969
RELX Capital, Inc. 8.625%, 1/15/19		20	23,820
TCI Communications, Inc. 7.875%, 2/15/26		130	176,976
Time Warner Cable, Inc. 4.00%, 9/01/21		25	25,500
4.125%, 2/15/21		1,770	1,819,243
4.50%, 9/15/42		425	336,015
5.00%, 2/01/20		35	37,553
Time Warner, Inc. 3.40%, 6/15/22		63	63,222
3.55%, 6/01/24		1,445	1,431,829
3.60%, 7/15/25		1,155	1,130,976
4.70%, 1/15/21		1,155	1,261,239
Viacom, Inc. 3.875%, 4/01/24		1,495	1,401,540
5.625%, 9/15/19		510	561,072
6.25%, 4/30/16		2	2,057

			15,719,057

Communications—Telecommunications–2.4%
America Movil SAB de CV 3.125%, 7/16/22		1,403	1,362,173
American Tower Corp. 4.70%, 3/15/22		30	31,538
5.05%, 9/01/20		2,230	2,437,269
AT&T Corp. 8.25%, 11/15/31(d)		5	6,662

8	Sanford C. Bernstein Fund II, Inc.

	Principal Amount (000)		U.S. $ Value

AT&T, Inc. 3.00%, 2/15/22	U.S.$	25	$24,535
3.40%, 5/15/25		1,895	1,808,770
4.45%, 5/15/21		15	16,012
BellSouth Telecommunications LLC 7.00%, 10/01/25		135	161,166
British Telecommunications PLC 9.625%, 12/15/30		41	61,138
Deutsche Telekom International Finance BV 4.875%, 3/06/42(a)		457	453,288
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc.
3.80%, 3/15/22		684	688,457
4.45%, 4/01/24		864	886,314
4.60%, 2/15/21		10	10,695
5.00%, 3/01/21		1,400	1,525,923
New Cingular Wireless Services, Inc. 8.75%, 3/01/31		20	28,205
Rogers Communications, Inc. 4.00%, 6/06/22	CAD	256	202,525
Telefonica Emisiones SAU 5.462%, 2/16/21	U.S.$	1,110	1,240,272
Verizon Communications, Inc.
3.50%, 11/01/24		1,562	1,535,774
3.85%, 11/01/42		791	655,869
6.55%, 9/15/43		1,417	1,674,106
Vodafone Group PLC 4.375%, 3/16/21		15	16,131

			14,826,822

Consumer Cyclical—Automotive–1.0%
Ford Motor Credit Co. LLC
2.597%, 11/04/19		748	738,800
3.664%, 9/08/24		1,127	1,093,794
5.00%, 5/15/18		1,984	2,110,156
5.875%, 8/02/21		930	1,052,764
General Motors Co. 3.50%, 10/02/18		640	645,165
General Motors Financial Co., Inc.
3.25%, 5/15/18		80	80,929
4.00%, 1/15/25		195	184,665
4.30%, 7/13/25		250	241,853

			6,148,126

Consumer Cyclical—Retailers–0.7%
CVS Health Corp. 3.875%, 7/20/25		1,230	1,267,894
Kohl’s Corp. 4.25%, 7/17/25		1,556	1,558,721
Macy’s Retail Holdings, Inc. 3.875%, 1/15/22		38	38,694
Walgreens Boots Alliance, Inc. 3.80%, 11/18/24		1,565	1,556,632

			4,421,941

Consumer Non-Cyclical–3.6%
AbbVie, Inc. 3.60%, 5/14/25	U.S.$	825	$813,670
Actavis Funding SCS
3.80%, 3/15/25		1,387	1,339,896
3.85%, 6/15/24		468	458,426
Agilent Technologies, Inc. 5.00%, 7/15/20		4	4,352
Ahold Finance USA LLC 6.875%, 5/01/29		20	24,944
Altria Group, Inc.
2.625%, 1/14/20		1,570	1,586,689
4.75%, 5/05/21		45	49,032
AstraZeneca PLC 6.45%, 9/15/37		440	568,725
Baxalta, Inc. 5.25%, 6/23/45(a)		625	630,841
Bayer US Finance LLC 3.375%, 10/08/24(a)		521	523,781
Becton Dickinson and Co. 3.734%, 12/15/24		685	697,343
Biogen, Inc. 4.05%, 9/15/25		1,280	1,293,034
Bunge Ltd. Finance Corp. 8.50%, 6/15/19		30	35,842
Celgene Corp. 3.875%, 8/15/25		1,385	1,385,258
Gilead Sciences, Inc. 3.65%, 3/01/26		1,228	1,233,716
Grupo Bimbo SAB de CV 3.875%, 6/27/24(a)		1,115	1,079,833
Kimberly-Clark Corp. 3.875%, 3/01/21		35	38,199
Kraft Heinz Foods Co.
2.80%, 7/02/20(a)		625	629,095
3.50%, 7/15/22(a)		795	812,107
Kroger Co. (The) 3.40%, 4/15/22		1,934	1,971,477
Laboratory Corp. of America Holdings 3.60%, 2/01/25		495	479,192
Medtronic, Inc. 3.50%, 3/15/25		1,570	1,601,940
Perrigo Finance PLC
3.50%, 12/15/21		237	233,992
3.90%, 12/15/24		555	546,621
Reynolds American, Inc.
3.25%, 11/01/22		1,320	1,313,268
5.85%, 8/15/45		380	422,777
Thermo Fisher Scientific, Inc. 4.15%, 2/01/24		647	670,144
Tyson Foods, Inc.
2.65%, 8/15/19		317	319,390
3.95%, 8/15/24		1,040	1,059,354
4.50%, 6/15/22		11	11,658

			21,834,596

2015 Annual Report	9

Schedule of Investments (continued)

	Principal Amount (000)			U.S. $ Value

Energy–3.1%
Anadarko Petroleum Corp. 6.375%, 9/15/17		U.S.$	5	$5,396
ConocoPhillips 6.00%, 1/15/20			25	28,843
ConocoPhillips Holding Co. 6.95%, 4/15/29			50	61,951
Diamond Offshore Drilling, Inc. 4.875%, 11/01/43(e)			608	397,592
Encana Corp. 3.90%, 11/15/21			765	704,786
Energy Transfer Partners LP 4.65%, 6/01/21			25	24,964
6.125%, 2/15/17			140	147,133
6.625%, 10/15/36			120	114,169
6.70%, 7/01/18			744	816,412
7.50%, 7/01/38			1,373	1,440,341
EnLink Midstream Partners LP 5.05%, 4/01/45			1,062	899,783
Enterprise Products Operating LLC 3.35%, 3/15/23			30	28,997
3.70%, 2/15/26			1,392	1,315,368
5.20%, 9/01/20			536	589,407
Kinder Morgan Energy Partners LP 2.65%, 2/01/19			22	21,644
3.95%, 9/01/22			2,049	1,924,128
Kinder Morgan, Inc./DE 5.00%, 2/15/21(a)			620	633,543
Marathon Petroleum Corp. 5.125%, 3/01/21			9	9,807
Noble Energy, Inc. 3.90%, 11/15/24			819	761,677
4.15%, 12/15/21			10	10,063
8.25%, 3/01/19			2,356	2,767,042
Noble Holding International Ltd. 4.90%, 8/01/20			70	58,166
Phillips 66 4.30%, 4/01/22			4	4,191
Plains All American Pipeline LP/PAA Finance Corp. 3.60%, 11/01/24			1,120	1,048,264
Regency Energy Partners LP/Regency Energy Finance Corp. 4.50%, 11/01/23			251	232,038
Reliance Holding USA, Inc. 5.40%, 2/14/22(a)			1,471	1,607,137
Sunoco Logistics Partners Operations LP 5.30%, 4/01/44			895	723,891
TransCanada PipeLines Ltd.
3.80%, 10/01/20			10	10,591
6.35%, 5/15/67			1,365	1,151,719
Valero Energy Corp. 6.125%, 2/01/20			15	17,008
Weatherford International Ltd./Bermuda 9.625%, 3/01/19			580	621,374
Williams Partners LP 4.125%, 11/15/20			751	764,380

				18,941,805

Other Industrial–0.1%
Hutchison Whampoa International 14 Ltd. 1.625%, 10/31/17(a)	U.S.$		544	$541,900

Technology–1.0%
Hewlett-Packard Co. 2.75%, 1/14/19			8	8,126
3.75%, 12/01/20			14	14,475
4.65%, 12/09/21			911	966,088
HP Enterprise Co. 4.90%, 10/15/25			1,540	1,535,765
HP Enterprise Services LLC 7.45%, 10/15/29			25	32,095
Intel Corp. 4.80%, 10/01/41			15	15,514
KLA-Tencor Corp. 4.65%, 11/01/24			1,136	1,135,184
Motorola Solutions, Inc. 3.50%, 3/01/23			18	16,222
7.50%, 5/15/25			250	287,740
Oracle Corp. 5.25%, 1/15/16			53	53,709
Seagate HDD Cayman 4.75%, 1/01/25			657	630,694
Tencent Holdings Ltd. 3.375%, 5/02/19(a)			932	947,556
Total System Services, Inc. 2.375%, 6/01/18			685	686,860
3.75%, 6/01/23			8	7,825

				6,337,853

				100,139,884

Financial Institutions–8.5%
Banking–4.9%
ABN AMRO Bank NV 4.75%, 7/28/25(a)			589	583,515
American Express Co. 2.65%, 12/02/22			11	10,713
Bank of America Corp. 3.30%, 1/11/23			379	376,102
3.875%, 3/22/17			20	20,662
4.00%, 4/01/24			29	29,850
5.00%, 5/13/21			10	11,019
5.625%, 7/01/20			120	135,345
5.875%, 1/05/21			20	22,904
Series L 2.60%, 1/15/19			1,840	1,858,694
Bear Stearns Cos., LLC (The) 5.30%, 10/30/15			80	80,261
BPCE SA 5.70%, 10/22/23(a)			379	399,638
Capital One Financial Corp. 4.75%, 7/15/21			20	21,816
Citigroup, Inc. 3.875%, 3/26/25			1,170	1,133,428

10	Sanford C. Bernstein Fund II, Inc.

	Principal Amount (000)		U.S. $ Value

Compass Bank 5.50%, 4/01/20	U.S.$	1,374	$1,478,822
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/Netherlands 3.95%, 11/09/22		443	444,912
4.375%, 8/04/25		1,044	1,044,749
Countrywide Financial Corp. 6.25%, 5/15/16		1,040	1,069,523
Credit Suisse Group Funding Guernsey Ltd. 3.75%, 3/26/25(a)		2,250	2,185,096
Goldman Sachs Group, Inc. (The) 3.75%, 5/22/25		474	474,984
3.85%, 7/08/24		1,700	1,732,965
5.35%, 1/15/16		230	232,938
5.75%, 1/24/22		80	91,815
Series D 6.00%, 6/15/20		2,360	2,712,223
Series G 7.50%, 2/15/19		40	46,752
HSBC Holdings PLC 5.10%, 4/05/21		15	16,609
JPMorgan Chase & Co. 4.35%, 8/15/21		10	10,777
4.40%, 7/22/20		15	16,196
4.625%, 5/10/21		60	65,326
Mizuho Financial Group Cayman 3 Ltd. 4.60%, 3/27/24(a)		1,568	1,630,827
Morgan Stanley 3.75%, 2/25/23		10	10,242
5.625%, 9/23/19		998	1,114,921
7.25%, 4/01/32		35	46,356
Series G 4.00%, 7/23/25		917	937,168
5.50%, 7/24/20–7/28/21		1,946	2,189,715
6.625%, 4/01/18		25	27,838
Murray Street Investment Trust I 4.647%, 3/09/17		274	285,754
Nationwide Building Society 6.25%, 2/25/20(a)		1,490	1,747,895
PNC Funding Corp. 5.125%, 2/08/20		40	44,863
Rabobank Capital Funding Trust III 5.254%, 10/21/16(a)(c)		745	751,519
Standard Chartered PLC Series E 4.00%, 7/12/22(a)		2,175	2,153,250
UBS AG/Stamford CT 7.625%, 8/17/22		1,334	1,534,750
UBS Group Funding Jersey Ltd. 4.125%, 9/24/25(a)		836	831,623
Wells Fargo Bank NA 5.60%, 3/15/16		150	153,285

			29,767,640

Brokerage–0.0%
Nomura Holdings, Inc. 2.00%, 9/13/16	U.S.$	28	$28,140

Finance–0.2%
Aviation Capital Group Corp. 7.125%, 10/15/20(a)		955	1,114,350
General Electric Capital Corp. 2.95%, 5/09/16		22	22,316
4.65%, 10/17/21		8	8,998
5.875%, 1/14/38		43	53,624
Series G 5.625%, 5/01/18		115	127,312
HSBC Finance Corp. 6.676%, 1/15/21		101	118,173

			1,444,773

Insurance–2.2%
Allied World Assurance Co. Holdings Ltd. 7.50%, 8/01/16		790	829,060
American International Group, Inc. 4.875%, 6/01/22		1,635	1,804,144
6.40%, 12/15/20		785	930,448
Coventry Health Care, Inc. 5.95%, 3/15/17		555	590,112
Dai-ichi Life Insurance Co., Ltd. (The) 5.10%, 10/28/24(a)(c)		673	691,507
Guardian Life Insurance Co. of America (The) 7.375%, 9/30/39(a)		884	1,160,032
Hartford Financial Services Group, Inc. (The) 5.125%, 4/15/22		1,100	1,219,858
5.50%, 3/30/20		522	587,247
6.10%, 10/01/41		130	154,516
Humana, Inc. 7.20%, 6/15/18		30	34,142
Lincoln National Corp. 8.75%, 7/01/19		698	852,559
MetLife Capital Trust IV 7.875%, 12/15/37(a)		970	1,188,250
MetLife, Inc. 4.75%, 2/08/21		350	388,666
6.75%, 6/01/16		25	25,988
7.717%, 2/15/19		556	658,003
10.75%, 8/01/39		10	15,600
Nationwide Mutual Insurance Co. 9.375%, 8/15/39(a)		492	745,202
Prudential Financial, Inc. 4.50%, 11/15/20		19	20,831
5.625%, 6/15/43		895	923,640
XLIT Ltd. 5.50%, 3/31/45		285	268,244
6.25%, 5/15/27		175	208,522

			13,296,571

2015 Annual Report	11

Schedule of Investments (continued)

	Principal Amount (000)		U.S. $ Value

REITS–1.2%
HCP, Inc. 5.375%, 2/01/21	U.S.$	2,436	$2,698,113
6.00%, 1/30/17		15	15,808
Host Hotels & Resorts LP Series D 3.75%, 10/15/23		37	36,215
Trust F/1401 5.25%, 12/15/24(a)		1,410	1,441,725
Welltower, Inc.
5.25%, 1/15/22		3,010	3,298,617
6.20%, 6/01/16		30	30,929

			7,521,407

			52,058,531

Utility–1.0%
Electric–0.7%
Berkshire Hathaway Energy Co. 6.125%, 4/01/36		20	24,083
CMS Energy Corp. 5.05%, 3/15/22		345	379,156
Constellation Energy Group, Inc. 5.15%, 12/01/20		575	632,314
Duke Energy Carolinas LLC 3.90%, 6/15/21		42	45,204
Entergy Corp. 4.00%, 7/15/22		1,084	1,119,428
Exelon Corp. 5.10%, 6/15/45		405	413,534
Exelon Generation Co. LLC 4.25%, 6/15/22		631	645,774
Pacific Gas & Electric Co. 4.50%, 12/15/41		10	10,171
6.05%, 3/01/34		10	12,075
TECO Finance, Inc. 4.00%, 3/15/16		560	567,785
5.15%, 3/15/20		690	759,257
Wisconsin Electric Power Co. 4.25%, 12/15/19		23	25,221

			4,634,002

Natural Gas–0.3%
NiSource Finance Corp. 6.80%, 1/15/19		25	28,611
Talent Yield Investments Ltd. 4.50%, 4/25/22(a)		1,775	1,841,829

			1,870,440

			6,504,442

Total Corporates—Investment Grade (cost $155,580,329)			158,702,857

MORTGAGE PASS-THROUGHS–21.0%
Agency ARMs–0.0%
Federal Home Loan Mortgage Corp. Series 2006 2.665%, 12/01/36(b)	U.S.$	1	$1,442
Series 2007 2.795%, 3/01/37(b)		2	2,488
Federal National Mortgage Association Series 2007 2.426%, 3/01/37(d)		5	5,678
2.054%, 2/01/37(b)		4	3,968

			13,576

Agency Fixed Rate 15-Year–1.8%
Federal National Mortgage Association 2.50%, 2/01/30–10/01/30		4,269	4,357,382
3.50%, 10/01/30, TBA		5,998	6,335,856

			10,693,238

Agency Fixed Rate 30-Year–19.2%
Federal Home Loan Mortgage Corp. Gold Series 2005 3.50%, 7/01/45		3,030	3,181,195
4.00%, 1/01/45		6,414	6,931,887
5.50%, 1/01/35		35	38,726
Series 2007 5.50%, 7/01/35		538	600,007
Federal National Mortgage Association Series 2003 5.50%, 4/01/33–7/01/33		1,614	1,811,220
Series 2004 5.50%, 2/01/34–11/01/34		1,436	1,611,866
Series 2005 5.50%, 2/01/35		1,562	1,753,631
Series 2006 5.50%, 4/01/36		325	365,374
Series 2007 3.00%, 10/01/45, TBA		2,497	2,530,163
3.00%, 11/01/45, TBA		9,590	9,697,139
3.50%, 10/01/45, TBA		1,267	1,321,441
4.00%, 10/25/45, TBA		13,855	14,777,223
4.50%, 10/25/45, TBA		15,345	16,634,939
5.50%, 5/01/36–8/01/37		140	157,310
Series 2008 3.50%, 5/01/42–9/01/45		22,435	23,606,495
4.00%, 10/01/44		7,332	7,934,876
5.50%, 8/01/37		2	2,377
Government National Mortgage Association 3.00%, 10/01/45, TBA		9,397	9,587,877
3.50%, 10/01/45, TBA		9,189	9,625,478
4.50%, 7/20/45		5,678	6,107,216

			118,276,440

Total Mortgage Pass-Throughs (cost $127,876,889)			128,983,254

12	Sanford C. Bernstein Fund II, Inc.

	Principal Amount (000)			U.S. $ Value

ASSET-BACKED SECURITIES–15.3%
Autos—Fixed Rate–9.0%
Ally Auto Receivables Trust Series 2015-2, Class A3 1.49%, 11/15/19	U.S.$		1,173	$1,176,019
Ally Master Owner Trust Series 2012-4, Class A 1.72%, 7/15/19			2,525	2,544,700
AmeriCredit Automobile Receivables Trust Series 2013-3, Class A3
0.92%, 4/09/18			1,744	1,744,358
Series 2013-4, Class A3 0.96%, 4/09/18			730	729,862
ARI Fleet Lease Trust Series 2014-A, Class A2 0.81%, 11/15/22(a)			466	465,420
Avis Budget Rental Car Funding AESOP LLC Series 2013-2A, Class A 2.97%, 2/20/20(a)			2,535	2,615,102
Series 2014-1A, Class A 2.46%, 7/20/20(a)			1,831	1,859,610
Bank of The West Auto Trust Series 2015-1, Class A3 1.31%, 10/15/19(a)			2,237	2,240,939
California Republic Auto Receivables Trust Series 2014-2, Class A4 1.57%, 12/16/19			1,080	1,080,080
Series 2015-2, Class A3 1.31%, 8/15/19			1,024	1,025,638
Capital Auto Receivables Asset Trust Series 2013-3, Class A2 1.04%, 11/21/16			54	53,633
Series 2014-1, Class B 2.22%, 1/22/19			360	364,722
CPS Auto Receivables Trust Series 2013-B, Class A 1.82%, 9/15/20(a)			636	633,243
Series 2014-B, Class A 1.11%, 11/15/18(a)			611	609,980
Drive Auto Receivables Trust Series 2015-BA, Class A2A 0.93%, 12/15/17(a)			1,070	1,069,872
Series 2015-CA, Class A2A 1.03%, 2/15/18(a)			709	708,932
Series 2015-DA, Class A2A 1.23%, 6/15/18(a)			922	921,955
Enterprise Fleet Financing LLC Series 2014-1, Class A2 0.87%, 9/20/19(a)			415	414,195
Series 2014-2, Class A2 1.05%, 3/20/20(a)			1,190	1,187,459
Series 2015-1, Class A2 1.30%, 9/20/20(a)			2,211	2,208,731

Exeter Automobile Receivables Trust Series 2013-1A, Class A 1.29%, 10/16/17(a)		U.S.$	28	$27,672
Series 2014-1A, Class A 1.29%, 5/15/18(a)			198	198,032
Series 2014-2A, Class A 1.06%, 8/15/18(a)			236	235,788
Fifth Third Auto Trust Series 2014-3, Class A4 1.47%, 5/17/21			1,354	1,364,655
Flagship Credit Auto Trust Series 2013-1, Class A 1.32%, 4/16/18(a)			144	144,210
Ford Auto Securitization Trust Series 2013-R1A, Class A2 1.676%, 9/15/16(a)		CAD	19	14,132
Ford Credit Auto Owner Trust Series 2012-B, Class A4 1.00%, 9/15/17		U.S.$	1,293	1,293,969
Series 2012-D, Class B 1.01%, 5/15/18			860	858,751
Series 2014-2, Class A 2.31%, 4/15/26(a)			2,281	2,318,857
Ford Credit Floorplan Master Owner Trust Series 2015-2, Class A1 1.98%, 1/15/22			1,622	1,627,432
GM Financial Automobile Leasing Trust Series 2015-1, Class A2 1.10%, 12/20/17			2,291	2,297,262
Series 2015-2, Class A3 1.68%, 12/20/18			2,149	2,156,798
GMF Floorplan Owner Revolving Trust Series 2015-1, Class A1 1.65%, 5/15/20(a)			978	976,248
Harley-Davidson Motorcycle Trust Series 2014-1, Class A3 1.10%, 9/15/19			1,455	1,456,615
Series 2015-1, Class A3 1.41%, 6/15/20			1,012	1,015,026
Hertz Vehicle Financing LLC Series 2013-1A, Class A1 1.12%, 8/25/17(a)			1,665	1,666,189
Series 2013-1A, Class A2 1.83%, 8/25/19(a)			3,745	3,737,239
Series 2015-2A, Class A 2.02%, 9/25/19(a)			924	923,803
Series 2015-2A, Class C 3.95%, 9/25/19(a)			600	599,945
Hyundai Auto Lease Securitization Trust Series 2015-B, Class A3 1.40%, 11/15/18(a)			1,007	1,010,232
Mercedes Benz Auto Lease Trust Series 2014-A, Class A2A 0.48%, 6/15/16			43	42,961

2015 Annual Report	13

Schedule of Investments (continued)

	Principal Amount (000)		U.S. $ Value

Nissan Auto Lease Trust Series 2015-A, Class A3 1.40%, 6/15/18	U.S.$	1,883	$1,892,970
Santander Drive Auto Receivables Trust Series 2013-4, Class A3 1.11%, 12/15/17		383	382,924
Series 2014-2, Class A3 0.80%, 4/16/18		1,815	1,813,597
Series 2015-3, Class A2A 1.02%, 9/17/18		1,079	1,079,426
Series 2015-4,Class A2A 1.20%, 12/17/18		1,035	1,034,577
TCF Auto Receivables Owner Trust Series 2015-1A, Class A2 1.02%, 8/15/18(a)		1,466	1,465,654

			55,289,414

Credit Cards—Fixed Rate–2.3%
American Express Credit Account Master Trust Series 2014-2, Class A 1.26%, 1/15/20		794	797,696
Barclays Dryrock Issuance Trust Series 2014-3, Class A 2.41%, 7/15/22		2,297	2,368,346
Series 2015-2, Class A 1.56%, 3/15/21		1,401	1,413,259
Capital One Multi-Asset Execution Trust Series 2015-A5, Class A5 1.60%, 5/17/21		1,004	1,011,870
Discover Card Execution Note Trust Series 2015-A2, Class A 1.90%, 10/17/22		1,950	1,947,470
Synchrony Credit Card Master Note Trust Series 2012-2, Class A 2.22%, 1/15/22		1,842	1,871,850
Series 2015-3, Class A 1.74%, 9/15/21		1,602	1,604,884
World Financial Network Credit Card Master Trust Series 2012-B, Class A 1.76%, 5/17/21		1,815	1,831,796
Series 2015-B,Class A 2.55%, 6/17/24		1,251	1,270,883

			14,118,054

Autos—Floating Rate–1.5%
BMW Floorplan Master Owner Trust Series 2015-1A, Class A 0.707%, 7/15/20(a)(b)		1,849	1,843,055
GE Dealer Floorplan Master Note Trust Series 2014-1, Class A 0.596%, 7/20/19(b)		1,110	1,102,148
Series 2015-1, Class A 0.716%, 1/20/20(b)		1,976	1,961,417

Hertz Fleet Lease Funding LP Series 2013-3, Class A 0.753%, 12/10/27(a)(b)	U.S.$	1,274	$1,276,029
Navistar Financial Dealer Note Master Trust Series 2014-1, Class A 0.944%, 10/25/19(a)(b)		1,356	1,350,517
NCF Dealer Floorplan Master Trust Series 2014-1A, Class A 1.716%, 10/20/20(a)(b)		1,613	1,612,999

			9,146,165

Credit Cards—Floating Rate–1.4%
Cabela’s Credit Card Master Note Trust Series 2012-1A, Class A2 0.737%, 2/18/20(a)(b)		1,270	1,270,689
Series 2014-1, Class A 0.557%, 3/16/20(b)		720	718,787
Discover Card Execution Note Trust Series 2015-A1, Class A1 0.557%, 8/17/20(b)		1,933	1,926,060
First National Master Note Trust Series 2013-2, Class A 0.737%, 10/15/19(b)		1,523	1,524,833
World Financial Network Credit Card Master Trust Series 2014-A, Class A 0.587%, 12/15/19(b)		1,570	1,570,491
Series 2015-A, Class A 0.687%, 2/15/22(b)		1,271	1,268,276

			8,279,136

Other ABS—Fixed Rate–0.9%
CIT Equipment Collateral Series 2014-VT1, Class A2 0.86%, 5/22/17(a)		1,548	1,548,329
CNH Equipment Trust Series 2014-B, Class A4 1.61%, 5/17/21		1,119	1,124,263
Series 2015-A, Class A4 1.85%, 4/15/21		1,125	1,130,645
Dell Equipment Finance Trust Series 2015-1, Class A3 1.30%, 3/23/20(a)		649	647,998
SBA Tower Trust Series 2014-1A, Class C 2.898%, 10/15/44(a)		1,305	1,309,163

			5,760,398

Home Equity Loans—Floating Rate–0.2%
Asset Backed Funding Certificates Trust Series 2003-WF1, Class A2 1.319%, 12/25/32(b)		216	207,092
GSAA Trust Series 2006-5, Class 2A3 0.464%, 3/25/36(b)		1,761	1,195,769

14	Sanford C. Bernstein Fund II, Inc.

	Principal Amount (000)		U.S. $ Value

Wells Fargo Home Equity Trust Mortgage Pass-Through Certificates Series 2004-1, Class 1A 0.494%, 4/25/34(b)	U.S.$	105	$99,263

			1,502,124

Home Equity Loans—Fixed Rate–0.0%
Credit-Based Asset Servicing and Securitization LLC Series 2003-CB1, Class AF 3.95%, 1/25/33		139	139,888

Total Asset-Backed Securities (cost $93,977,663)			94,235,179

COMMERCIAL MORTGAGE-BACKED SECURITIES–10.8%
Non-Agency Fixed Rate CMBS–9.3%
Banc of America Commercial Mortgage Trust Series 2007-4, Class A1A 5.774%, 2/10/51		2,993	3,179,575
Bear Stearns Commercial Mortgage Securities Trust Series 2006-PW13, Class AJ 5.611%, 9/11/41		983	992,009
BHMS Mortgage Trust Series 2014-ATLS, Class AFX 3.601%, 7/05/33(a)		1,705	1,744,761
CGRBS Commercial Mortgage Trust Series 2013-VN05, Class A 3.369%, 3/13/35(a)		2,495	2,588,440
Citigroup Commercial Mortgage Trust Series 2006-C4, Class A1A 5.973%, 3/15/49		574	582,214
Series 2015-GC27, Class A5 3.137%, 2/10/48		1,289	1,284,237
COBALT CMBS Commercial Mortgage Trust Series 2007-C3, Class A4 5.959%, 5/15/46		1,378	1,459,749
Commercial Mortgage Trust Series 2006-C8, Class A1A 5.292%, 12/10/46		1,181	1,223,753
Series 2007-GG9, Class A4 5.444%, 3/10/39		4,013	4,165,790
Series 2013-CR6, Class A2 2.122%, 3/10/46		120	121,284
Series 2013-SFS, Class A1 1.873%, 4/12/35(a)		1,000	991,746
Credit Suisse Commercial Mortgage Trust Series 2007-C3, Class AM 5.889%, 6/15/39		787	808,636
CSAIL Commercial Mortgage Trust Series 2015-C3, Class A4 3.718%, 8/15/48		1,730	1,823,362

DBUBS Mortgage Trust Series 2011-LC1A, Class E 5.735%, 11/10/46(a)	U.S.$	668	$721,679
Extended Stay America Trust Series 2013-ESH7, Class A17 2.295%, 12/05/31(a)		1,740	1,743,482
GS Mortgage Securities Corp. II Series 2013-KING, Class A 2.706%, 12/10/27(a)		2,638	2,690,348
GS Mortgage Securities Trust Series 2007-GG10, Class A4 5.989%, 8/10/45		990	1,043,830
Series 2013-G1, Class A2 3.557%, 4/10/31(a)		1,499	1,532,671
JPMorgan Chase Commercial Mortgage Securities Trust Series 2006-LDP9, Class AM 5.372%, 5/15/47		672	688,303
Series 2007-LDPX, Class A1A 5.439%, 1/15/49		61	63,649
Series 2007-LDPX, Class A3 5.42%, 1/15/49		4,725	4,904,347
Series 2008-C2, Class A1A 5.998%, 2/12/51		1,435	1,544,907
Series 2010-C2, Class A1 2.749%, 11/15/43(a)		542	547,659
Series 2011-C5, Class D 5.50%, 8/15/46(a)		483	509,656
JPMBB Commercial Mortgage Securities Trust Series 2015-C31, Class A3 3.801%, 8/15/48		1,820	1,923,209
LB-UBS Commercial Mortgage Trust Series 2006-C1, Class A4 5.156%, 2/15/31		17	16,892
Series 2007-C1, Class AM 5.455%, 2/15/40		515	536,447
LSTAR Commercial Mortgage Trust Series 2014-2, Class A2 2.767%, 1/20/41(a)		1,113	1,116,976
Series 2015-3, Class A2 2.729%, 4/20/48(a)		1,270	1,288,759
Merrill Lynch Mortgage Trust Series 2006-C2, Class A1A 5.739%, 8/12/43		1,516	1,556,196
Merrill Lynch/Countrywide Commercial Mortgage Trust Series 2006-4, Class A1A 5.166%, 12/12/49		2,640	2,728,724
Series 2007-9, Class A4 5.70%, 9/12/49		315	333,274
UBS-Barclays Commercial Mortgage Trust Series 2012-C3, Class A4 3.091%, 8/10/49		1,075	1,104,044
Series 2012-C4, Class A5 2.85%, 12/10/45		2,137	2,154,131

2015 Annual Report	15

Schedule of Investments (continued)

	Principal Amount (000)		U.S. $ Value

Wachovia Bank Commercial Mortgage Trust Series 2006-C23, Class A5 5.416%, 1/15/45	U.S.$	3,086	$3,100,424
Series 2006-C26, Class A1A 6.009%, 6/15/45		722	738,041
WF-RBS Commercial Mortgage Trust Series 2013-C14, Class A5 3.337%, 6/15/46		2,247	2,324,094
Series 2014-C20, Class A2 3.036%, 5/15/47		1,128	1,170,653

			57,047,951

Non-Agency Floating Rate CMBS–1.5%
Carefree Portfolio Trust Series 2014-CARE, Class A 1.527%, 11/15/19(a)(b)		878	876,556
Commercial Mortgage Trust
Series 2014-KYO, Class A 1.104%, 6/11/27(a)(b)		1,316	1,306,640
Series 2014-SAVA, Class A 1.357%, 6/15/34(a)(b)		908	904,807
H/2 Asset Funding NRE Series 2015-1A 1.844%, 6/24/49(a)(b)		1,257	1,250,841
JPMorgan Chase Commercial Mortgage Securities Trust Series 2014-INN, Class A 1.127%, 6/15/29(a)(b)		1,760	1,747,349
PFP III Ltd. Series 2014-1, Class A 1.629%, 6/14/31(a)(b)		447	446,621
Resource Capital Corp., Ltd. Series 2014-CRE2, Class A 1.257%, 4/15/32(a)(b)		746	741,007
Starwood Retail Property Trust Series 2014-STAR, Class A 1.427%, 11/15/27(a)(b)		1,059	1,050,129
Wells Fargo Commercial Mortgage Trust Series 2015-SG1, Class C 4.62%, 12/15/47(d)		975	953,172

			9,277,122

Agency CMBS–0.0%
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates Series K008, Class A2 3.531%, 6/25/20		78	83,742
Series K010, Class A1 3.32%, 7/25/20		66	68,247

			151,989

Total Commercial Mortgage-Backed Securities (cost $66,923,134)			66,477,062

GOVERNMENTS—TREASURIES–9.4%
Brazil–0.3%
Brazil Notas do Tesouro Nacional Series F 10.00%, 1/01/17	BRL	8,310	$1,965,849

United States–9.1%
U.S. Treasury Bonds
2.75%, 8/15/42	U.S.$	125	121,878
2.875%, 5/15/43		85	84,728
3.00%, 5/15/42–5/15/45		14,445	14,782,731
3.125%, 2/15/43–8/15/44		4,345	4,547,623
3.625%, 8/15/43–2/15/44		3,198	3,679,303
4.50%, 2/15/36		528	692,326
8.125%, 8/15/21		384	524,725
U.S. Treasury Notes
0.50%, 7/31/17		235	234,566
0.625%, 8/31/17–4/30/18		350	349,707
0.75%, 6/30/17–2/28/18		390	390,113
0.875%, 11/30/16–1/31/18		1,569	1,576,533
1.00%, 8/31/16–3/31/17		60	60,369
1.375%, 9/30/18		250	253,236
1.50%, 6/30/16		160	161,448
1.50%, 11/30/19(f)		2,588	2,615,498
1.625%, 3/31/19–11/15/22		22,615	23,011,527
2.00%, 11/15/21–2/15/23		265	269,399
2.125%, 8/15/21		125	128,662
2.625%, 4/30/16		390	395,418
2.75%, 11/15/23		1,689	1,798,212
3.75%, 11/15/18		328	355,672

			56,033,674

Total Governments—Treasuries (cost $57,412,072)			57,999,523

COLLATERALIZED MORTGAGE OBLIGATIONS–5.3%
GSE Risk Share Floating Rate–2.6%
Bellemeade Re Ltd. Series 2015-1A, Class M1 2.689%, 7/25/25(a)(b)		892	891,865
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes Series 2013-DN2, Class M2 4.444%, 11/25/23(b)		1,760	1,755,398
Series 2014-DN3, Class M3 4.194%, 8/25/24(b)		840	817,040
Series 2014-DN4, Class M3 4.744%, 10/25/24(b)		300	300,359
Series 2014-HQ3, Class M3 4.944%, 10/25/24(b)		600	601,929
Series 2015-DNA1, Class M3 3.494%, 10/25/27(b)		305	287,748
Series 2015-DNA2, Class M2 2.794%, 12/25/27(b)		2,160	2,168,606

16	Sanford C. Bernstein Fund II, Inc.

	Principal Amount (000)			U.S. $ Value

Series 2015-HQ1, Class M2 2.394%, 3/25/25(b)		U.S.$	470	$465,411
Series 2015-HQA1, Class M2 2.844%, 3/25/28(b)			1,595	1,594,999
Federal National Mortgage Association Connecticut Avenue Securities Series 2014-C03, Class 1M1 1.394%, 7/25/24(b)			485	483,889
Series 2014-C04, Class 1M2 5.094%, 11/25/24(b)			903	905,442
Series 2014-C04, Class 2M2 5.194%, 11/25/24(b)			340	342,579
Series 2015-C01, Class 1M2 4.494%, 2/25/25(b)			730	709,449
Series 2015-C01, Class 2M2 4.744%, 2/25/25(b)			678	672,941
Series 2015-C02, Class 2M2 4.194%, 5/25/25(b)			775	740,636
Series 2015-C03, Class 1M2 5.194%, 7/25/25(b)			1,219	1,215,033
Series 2015-C03, Class 2M2 5.194%, 7/25/25(b)			915	913,893
Wells Fargo Credit Risk Transfer Securities Trust Series 2015-WF1, Class 1M2 5.447%, 11/25/25(a)(b)			734	733,572
Series 2015-WF1, Class 2M2 1.00%, 11/25/25(a)(b)			208	207,636

				15,808,425

Non-Agency Fixed Rate–1.7%
Alternative Loan Trust Series 2005-20CB, Class 3A6 5.50%, 7/25/35			227	215,880
Series 2005-57CB, Class 4A3 5.50%, 12/25/35			605	555,975
Series 2006-23CB, Class 1A7 6.00%, 8/25/36			358	348,515
Series 2006-24CB, Class A16 5.75%, 6/25/36			1,005	900,650
Series 2006-28CB, Class A14 6.25%, 10/25/36			701	598,138
Series 2006-J1, Class 1A13 5.50%, 2/25/36			624	560,873
Series 2007-2CB, Class 2A4 5.75%, 3/25/37			519	459,448
Chase Mortgage Finance Trust Series 2007-S5, Class 1A17 6.00%, 7/25/37			298	255,609
Citigroup Mortgage Loan Trust, Inc. Series 2005-2, Class 1A4 2.617%, 5/25/35			624	607,834
Countrywide Home Loan Mortgage Pass-Through Trust Series 2006-10, Class 1A8 6.00%, 5/25/36			539	502,269

Series 2006-13, Class 1A18 6.25%, 9/25/36	U.S.$		825	$750,088
Series 2006-13, Class 1A19 6.25%, 9/25/36			227	206,179
Series 2007-HYB2, Class 3A1 2.596%, 2/25/47			1,360	1,202,749
Credit Suisse Mortgage Trust Series 2010-6R, Class 3A2 5.875%, 1/26/38(a)			744	621,925
First Horizon Alternative Mortgage Securities Trust Series 2006-FA3, Class A9 6.00%, 7/25/36			968	800,392
JPMorgan Alternative Loan Trust Series 2006-A3, Class 2A1 2.693%, 7/25/36			368	305,681
JPMorgan Mortgage Trust Series 2007-S3, Class 1A8 6.00%, 8/25/37			414	379,543
RBSSP Resecuritization Trust Series 2009-7, Class 10A3 6.00%, 8/26/37(a)			970	830,843
Residential Funding Mortgage Securities I Trust Series 2005-SA3, Class 3A 2.856%, 8/25/35			21	19,970
Wells Fargo Mortgage Backed Securities Trust Series 2007-8, Class 2A5 5.75%, 7/25/37			355	346,667

				10,469,228

Non-Agency Floating Rate–0.9%
Deutsche Alt-A Securities Mortgage Loan Trust Series 2006-AR4, Class A2 0.384%, 12/25/36(b)			1,869	1,169,885
HomeBanc Mortgage Trust Series 2005-1, Class A1 0.444%, 3/25/35(b)			874	775,611
IndyMac Index Mortgage Loan Trust Series 2006-AR15, Class A1 0.314%, 7/25/36(b)			1,383	1,127,359
JP Morgan Chase Commercial Mortgage Securities Trust Series 2015-SGP, Class A 1.894%, 7/15/36(a)(b)			1,601	1,599,032
RBSSP Resecuritization Trust Series 2010-9, Class 7A6 6.893%, 5/26/37(a)(d)			908	758,790
Washington Mutual Mortgage Pass-Through Certificates Series 2007-OA1, Class A1A 0.899%, 2/25/47(b)			68	54,041

				5,484,718

2015 Annual Report	17

Schedule of Investments (continued)

	Principal Amount (000)		U.S. $ Value

Agency Fixed Rate–0.1%
Fannie Mae Grantor Trust Series 2004-T5, Class AB4 0.764%, 5/28/35	U.S.$	323	$295,209
Federal National Mortgage Association REMICS Series 2014-4, Class PI 5.50%, 2/25/44(g)		1,906	409,533

			704,742

Total Collateralized Mortgage Obligations (cost $32,683,683)			32,467,113

CORPORATES—NON-INVESTMENT GRADE–2.6%
Financial Institutions–1.5%
Banking–1.4%
Bank of America Corp. Series Z 6.50%, 10/23/24(c)		399	406,980
Barclays Bank PLC 6.86%, 6/15/32(a)(c)		226	256,510
7.75%, 4/10/23		814	871,997
BNP Paribas SA 7.375%, 8/19/25(a)(c)		625	628,906
Credit Agricole SA 7.875%, 1/23/24(a)(c)		346	343,838
Credit Suisse Group AG 7.50%, 12/11/23(a)(c)		283	295,028
HBOS Capital Funding LP 4.939%, 5/23/16(c)	EUR	1,828	2,032,426
Intesa Sanpaolo SpA 5.017%, 6/26/24(a)	U.S.$	1,201	1,185,144
Royal Bank of Scotland PLC (The) 9.50%, 3/16/22(a)		682	743,304
Societe Generale SA 5.922%, 4/05/17(a)(c)		225	227,250
8.00%, 9/29/25(a)(c)		615	605,495
UniCredit Luxembourg Finance SA 6.00%, 10/31/17(a)		1,042	1,094,561

			8,691,439

Finance–0.1%
AerCap Aviation Solutions BV 6.375%, 5/30/17		356	370,685
International Lease Finance Corp. 5.875%, 4/01/19		470	494,205

			864,890

			9,556,329

Industrial–0.9%
Basic–0.2%
Novelis, Inc. 8.375%, 12/15/17	U.S.$	143	$138,710
Teck Resources Ltd. 4.50%, 1/15/21		1,405	946,970

			1,085,680

Communications—Media–0.0%
CSC Holdings LLC 8.625%, 2/15/19		222	228,660

Communications—Telecommunications–0.3%
Numericable-SFR SAS 5.375%, 5/15/22(a)	EUR	274	306,817
Sprint Capital Corp. 6.90%, 5/01/19	U.S.$	1,825	1,606,000
Sprint Corp. 7.875%, 9/15/23		238	192,631

			2,105,448

Consumer Cyclical—Automotive–0.1%
Goodyear Tire & Rubber Co. (The) 8.25%, 8/15/20		304	316,540

Consumer Cyclical—Other–0.1%
KB Home 4.75%, 5/15/19		552	530,610
MCE Finance Ltd. 5.00%, 2/15/21(a)		418	376,200

			906,810

Energy–0.1%
SM Energy Co. 6.50%, 1/01/23		72	66,960
Transocean, Inc. 6.50%, 11/15/20		665	508,725

			575,685

Technology–0.1%
Advanced Micro Devices, Inc. 6.75%, 3/01/19		510	352,537

			5,571,360

Utility–0.2%
Electric–0.2%
AES Corp./VA 7.375%, 7/01/21		603	625,612
NRG Energy, Inc. Series WI 6.25%, 5/01/24		457	403,303

			1,028,915

Total Corporates—Non-Investment Grade (cost $17,839,742)			16,156,604

18	Sanford C. Bernstein Fund II, Inc.

Principal Amount (000)				U.S. $ Value

AGENCIES–2.5%
Agency Debentures–2.5%
Residual Funding Corp. Principal Strip Zero Coupon, 7/15/20 (cost $14,180,891)		U.S.$	16,998	$15,638,109

QUASI-SOVEREIGNS–0.8%
Quasi-Sovereign Bonds–0.8%
Chile–0.2%
Corp. Nacional del Cobre de Chile 4.50%, 9/16/25(a)			1,154	1,108,560
Empresa de Transporte de Pasajeros Metro SA 4.75%, 2/04/24(a)			545	550,961

				1,659,521

Malaysia–0.5%
Petronas Capital Ltd. 5.25%, 8/12/19(a)			2,675	2,916,796

Mexico–0.1%
Petroleos Mexicanos 3.50%, 7/18/18			620	626,820

Total Quasi-Sovereigns (cost $4,980,016)				5,203,137

GOVERNMENTS—SOVEREIGN AGENCIES–0.7%
Brazil–0.2%
Petrobras Global Finance BV 5.75%, 1/20/20			1,274	950,340

Germany–0.0%
Landwirtschaftliche Rentenbank 5.125%, 2/01/17			45	47,645

Colombia–0.1%
Ecopetrol SA 5.875%, 5/28/45			508	391,160

Canada–0.1%
NOVA Chemicals Corp. 5.25%, 8/01/23(a)			645	624,844

Israel–0.2%
Israel Electric Corp. Ltd. Series 6 5.00%, 11/12/24(a)			1,117	1,139,742

United Kingdom–0.1%
Royal Bank of Scotland Group PLC 7.50%, 8/10/20(c)			940	937,941

Total Governments—Sovereign Agencies (cost $4,591,184)				4,091,672

LOCAL GOVERNMENTS—MUNICIPAL BONDS–0.5%
United States–0.5%
State of California Series 2010 7.625%, 3/01/40 (cost $2,034,696)	U.S.$		1,965	$2,819,539

Shares
PREFERRED STOCKS–0.3%

Financial Institutions–0.3%
Insurance–0.3%
Allstate Corp. (The) 5.10%, 1/15/53 (cost $1,897,200)			71,003	1,802,056

Principal Amount (000)

EMERGING MARKETS—CORPORATE BONDS–0.2%
Industrial–0.2%
Communications—Telecommunications–0.1%
Comcel Trust via Comunicaciones Celulares SA 6.875%, 2/06/24(a)			$355	350,669

Consumer Non-Cyclical–0.1%
Marfrig Overseas Ltd. 9.50%, 5/04/20(a)			945	916,650

Total Emerging Markets—Corporate Bonds (cost $1,292,792)				1,267,319

Shares
COMMON STOCKS–0.2%
Mt Logan Re Ltd. (Preference Shares)(h)(i) (cost $1,000,000)			1,000	1,050,321

Principal Amount (000)
GOVERNMENTS—SOVEREIGN BONDS–0.1%
Mexico–0.1%
Mexico Government International Bond Series E 5.95%, 3/19/19 (cost $440,226)			$390	437,385

2015 Annual Report	19

Schedule of Investments (continued)

	Shares	U.S. $ Value

SHORT-TERM INVESTMENTS–5.6%
Investment Companies–5.6%
AB Fixed Income Shares, Inc.– Government STIF Portfolio, 0.14%(j)(k) (cost $34,387,425)	34,387,425	$34,387,425

Total Investments—101.1% (cost $617,097,942)		621,718,555

Other assets less liabilities—(1.1)%		(6,753,197)

Net Assets—100.0%		$614,965,358

FUTURES (see Note 3)
Type	Number of Contracts	Expiration Month	Original Value	Value at September 30, 2015	Unrealized Appreciation/ (Depreciation)

Purchased Contracts
10 Yr Canadian Bond Futures	58	December 2015	$6,235,655	$6,162,473	$(73,182)
U.S. T-Note 2 Yr (CBT) Futures	363	December 2015	79,439,797	79,508,344	68,547
U.S. T-Note 5 Yr (CBT) Futures	146	December 2015	17,595,147	17,595,281	134
U.S. Ultra Bond (CBT) Futures	105	December 2015	17,178,988	16,842,656	(336,332)

Sold Contracts
EURO-BOBL Futures	168	December 2015	24,052,829	24,220,038	(167,209)
U.S. T-Note 10 Yr (CBT) Futures	77	December 2015	9,905,230	9,912,547	(7,317)

					$(515,359)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note 3)
Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)

Barclays Bank PLC	JPY	2,100,000	USD	16,969	10/15/15	$(538,231)
BNP Paribas SA	USD	2,982	GBP	1,967	11/10/15	(7,029)
Citibank	BRL	8,078	USD	2,033	10/02/15	(4,308)
Citibank	USD	2,003	BRL	8,078	10/02/15	34,361
Citibank	BRL	8,078	USD	1,981	11/04/15	(34,137)
Deutsche Bank AG	CAD	921	USD	694	10/02/15	4,032
HSBC Bank USA	JPY	3,680,000	USD	30,492	10/07/15	(185,411)
HSBC Bank USA	GBP	2,050	USD	3,151	11/10/15	50,396
JPMorgan Chase Bank	JPY	1,100,000	USD	9,225	3/25/16	21,354
Royal Bank of Scotland PLC	JPY	505,000	USD	4,220	10/15/15	9,486
Royal Bank of Scotland PLC	USD	6,213	JPY	748,521	10/23/15	28,336
Royal Bank of Scotland PLC	EUR	10,543	USD	11,922	10/27/15	136,459
Standard Chartered Bank	BRL	8,078	USD	2,245	10/02/15	207,279
Standard Chartered Bank	USD	2,033	BRL	8,078	10/02/15	4,308
Standard Chartered Bank	SGD	13,128	USD	9,374	11/06/15	159,883

						$(113,222)

20	Sanford C. Bernstein Fund II, Inc.

CENTRALLY CLEARED CREDIT DEFAULT SWAPS (see Note 3)
Clearing Broker/(Exchange) & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at September 30, 2015	Notional Amount (000)	Market Value	Unrealized Appreciation/ (Depreciation)

Buy Contracts
Morgan Stanley & Co., LLC/(INTRCONX):
CDX-NAIG Series 22, 5 Year Index, 6/20/19*	(1.00)%	0.75%	$21,840	$(199,860)	$29,911

* Termination date

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note 3)
				Rate Type
Clearing Broker/(Exchange)	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)

Morgan Stanley & Co., LLC/(CME Group)	CAD	30,000	3/10/17	0.973%	3 Month CDOR	$(73,538)
Morgan Stanley & Co., LLC/(CME Group)	AUD	39,740	3/11/17	2.140%	3 Month BBSW	(73,685)
Morgan Stanley & Co., LLC/(CME Group)	CAD	28,300	6/05/17	1.054%	3 Month CDOR	(108,569)
Morgan Stanley & Co., LLC/(CME Group)	NZD	55,760	6/09/17	3.366%	3 Month BKBM	(719,255)
Morgan Stanley & Co., LLC/(CME Group)	AUD	35,600	6/09/17	2.218%	3 Month BBSW	(109,634)
Morgan Stanley & Co., LLC/(CME Group)	GBP	10,300	6/05/20	6 Month LIBOR	1.651%	246,124
Morgan Stanley & Co., LLC/(CME Group)		$3,200	5/29/24	3 Month LIBOR	2.628%	221,107
Morgan Stanley & Co., LLC/(CME Group)	AUD	6,050	3/11/25	6 Month BBSW	2.973%	39,240
Morgan Stanley & Co., LLC/(CME Group)	NZD	6,500	6/09/25	3 Month BKBM	4.068%	251,641
Morgan Stanley & Co., LLC/(CME Group)	AUD	3,860	6/09/25	6 Month BBSW	3.384%	127,290
Morgan Stanley & Co., LLC/(CME Group)		$2,000	9/25/43	3 Month LIBOR	3.722%	510,401
Morgan Stanley & Co., LLC/(CME Group)	GBP	960	6/05/45	2.396%	6 Month LIBOR	(119,611)

						$191,511

CREDIT DEFAULT SWAPS (see Note 3)
Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at September 30, 2015	Notional Amount (000)	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)

Buy Contracts
Citibank, NA:
Advanced Micro Devices, Inc., 7.75%, 8/01/20, 3/20/19*	(5.00)%	13.46%	$510	$110,998	$31,650	$79,348
Sprint Communications, Inc., 8.375%, 8/15/17, 6/20/19*	(5.00)	7.78	850	72,680	(38,866)	111,546
Sprint Communications, Inc., 8.375%, 8/15/17, 6/20/19*	(5.00)	7.78	975	83,368	(46,226)	129,594

2015 Annual Report	21

Schedule of Investments (continued)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at September 30, 2015	Notional Amount (000)	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)

Sale Contracts
Credit Suisse International:
Anadarko Petroleum Corp., 5.95%, 9/15/16, 9/20/17*	1.00%	0.77%	$3,000	$12,464	$(41,630)	$54,094
Kohl’s Corp., 6.25% 12/15/17, 6/20/19*	1.00	0.99	210	(259)	(2,117)	1,858
Kohl’s Corp., 6.25% 12/15/17, 6/20/19*	1.00	0.99	85	(105)	(857)	752
Kohl’s Corp., 6.25% 12/15/17, 6/20/19*	1.00	0.99	86	(104)	(860)	756
Kohl’s Corp., 6.25% 12/15/17, 6/20/19*	1.00	0.99	124	(153)	(1,120)	967

				$278,889	$(100,026)	$378,915

* Termination date

INFLATION (CPI) SWAPS (see Note 3)
			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	$9,390	3/04/16	CPI#	1.170%	$30,457
Citibank, NA	21,570	4/15/19	1.013%	CPI#	(47,523)

					$(17,066)

# Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

INTEREST RATE SWAPS (see Note 3)
			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
JPMorgan Chase Bank, NA	$ 11,590	1/30/17	1.059%	3 Month LIBOR	$ (87,303)

REVERSE REPURCHASE AGREEMENTS (see Note 3)
Broker	Interest Rate		Maturity	U.S. $ Value at September 30, 2015
Barclays Bank+	(1.25	)%*	—	$506,474

+ The reverse repurchase agreement matures on demand. Interest rate resets daily and the rate shown is the rate in effect on September 30, 2015

* Interest payment due from counterparty.

The type of underlying collateral and the remaining maturity of open reverse repurchase agreements in relation to the reverse repurchase agreements on the statements of assets and liabilities is as follows:

REVERSE REPURCHASE AGREEMENTS
	Overnight and Continuous	Up to 30 Days	31-90 Days	Greater than 90 Days	Total
Corporates—Investment Grade	$506,474	$0	$0	$0	$506,474

22	Sanford C. Bernstein Fund II, Inc.

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2015, the aggregate market value of these securities amounted to $113,920,439 or 18.5% of net assets.
(b)	Floating Rate Security. Stated interest rate was in effect at September 30, 2015.
(c)	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.
(d)	Variable rate coupon, rate shown as of September 30, 2015.
(e)	Position, or a portion thereof, has been segregated to collateralize reverse repurchase agreements.
(f)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.
(g)	IO—Interest Only
(h)	Restricted and illiquid security.

Restricted Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Mt Logan Re Ltd. (Preference Shares)	12/30/14	$ 1,000,000	$1,050,321	0.17%

(i)	The security is subject to a 12 month lock-up period, after which semi-annual redemptions are permitted.
(j)	To obtain a copy of the fund’s financial statements, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.
(k)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Currency Abbreviations:

AUD—Australian Dollar

BRL—Brazilian Real

CAD—Canadian Dollar

EUR—Euro

GBP—Great British Pound

JPY—Japanese Yen

NZD—New Zealand Dollar

SGD—Singapore Dollar

USD—United States Dollar

Glossary:

ABS—Asset-Backed Securities

ARMs—Adjustable Rate Mortgages

BA—Banker’s Acceptance

BBSW—Bank Bill Swap Reference Rate (Australia)

BKBM—Bank Bill Benchmark (New Zealand)

CBT—Chicago Board of Trade

CDOR—Canadian Dealer Offered Rate

CDX-NAIG—North American Investment Grade Credit Default Swap Index

CMBS—Commercial Mortgage-Backed Securities

CME—Chicago Mercantile Exchange

GSE—Government-Sponsored Enterprise

INTRCONX—Inter-Continental Exchange

LIBOR—London Interbank Offered Rates

REIT—Real Estate Investment Trust

TBA—To Be Announced

See notes to financial statements.

2015 Annual Report	23

Statement of Assets and Liabilities—September 30, 2015

INTERMEDIATE DURATION INSTITUTIONAL
ASSETS
Investments in securities, at value
Unaffiliated issuers (cost $582,710,517)	$587,331,130
Affiliated issuers (cost $34,387,425)	34,387,425
Foreign currencies, at value (cost $61,992,341)	62,442,040
Cash collateral due from broker	1,713,164
Receivables:
Interest & dividends	3,028,553
Investment securities sold	63,752,949
Capital shares sold	6,693
Margin due from broker on exchange-traded derivatives	13,271
Terminated interest rate swaps	6,500
Upfront premium paid on credit default swaps	31,650
Unrealized appreciation of inflation swaps	30,457
Unrealized appreciation of credit default swaps	378,915
Unrealized appreciation of forward currency exchange contracts	655,894

Total assets	753,778,641

LIABILITIES
Reverse repurchase agreements	506,474
Payables:
Dividends to shareholders	465,536
Investment securities purchased and foreign currency transactions	135,445,094
Capital shares redeemed	388,382
Advisory fee	185,068
Margin owed to broker on exchange-traded derivatives	124,381
Administrative fee	13,411
Transfer Agent fee	3,113
Terminated interest rate swaps	485,551
Accrued expenses	160,655
Unrealized depreciation of interest rate swaps	87,303
Unrealized depreciation of forward currency exchange contracts	769,116
Unrealized depreciation of inflation swaps	47,523
Upfront premium received on credit default swaps	131,676

Total liabilities	138,813,283

NET ASSETS	$614,965,358

SHARES OF CAPITAL STOCK OUTSTANDING	40,221,339

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$15.29

NET ASSETS CONSIST OF:
Capital stock, at par*	$40,221
Additional paid-in capital	601,351,047
Undistributed net investment income	2,602,956
Accumulated net realized gain on investment and foreign currency transactions	6,032,559
Net unrealized appreciation/depreciation of:
Investments, futures and swap transactions	4,601,222
Foreign currency denominated assets and liabilities	337,353

$614,965,358

* The Sanford C. Bernstein Fund II, Inc., has authorized 18 billion shares of common stock with par value of $.001 per share.

See Notes to Financial Statements.

24	Sanford C. Bernstein Fund II, Inc.

Statement of Operations—for the year ended September 30, 2015

INTERMEDIATE DURATION INSTITUTIONAL PORTFOLIO

INVESTMENT INCOME
Income:
Interest	$19,191,718
Dividends
Unaffiliated issuers	90,529
Affiliated issuers	76,134

Total income	19,358,381

Expenses:
Advisory fee (see Note 2A)	3,162,530
Custodian fee	214,783
Transfer Agent fee	18,286
Auditing and tax fees	92,030
Administrative	54,217
Legal fees	32,731
Directors’ fees and expenses	30,587
Printing fees	27,405
Registration fees	27,116
Miscellaneous	37,805

Total expenses	3,697,490
Less: expenses waived and reimbursed by the Adviser (see Note 2A)	(851,215)

Net expenses	2,846,275

Net investment income	16,512,106

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions	7,398,535
Futures	3,401,856
Swaps	(3,296,947)
Foreign currency transactions	4,087,081

Net realized gain on investment and foreign currency transactions	11,590,525

Net change in unrealized appreciation/depreciation of:
Investments	(10,265,571)
Futures	(338,324)
Swaps	1,129,273
Foreign currency denominated assets and liabilities and other assets	(2,134,569)

Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(11,609,191)

Net realized and unrealized loss on investment and foreign currency transactions	(18,666)

Net increase in net assets resulting from operations	$16,493,440

See Notes to Financial Statements.

2015 Annual Report	25

Statement of Changes in Net Assets

	INTERMEDIATE DURATION INSTITUTIONAL PORTFOLIO

	YEAR ENDED 9/30/15	YEAR ENDED 9/30/14

INCREASE (DECREASE) IN NET ASSETS FROM
Operations:
Net investment income	$16,512,106	$21,810,164
Net realized gain on investment and foreign currency transactions	11,590,525	18,104,732
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities and other assets	(11,609,191)	(3,470,904)

Net increase in net assets resulting from operations	16,493,440	36,443,992

Dividends and distributions to shareholders:
Dividends from net investment income	(18,976,374)	(20,636,911)
Distributions from net realized gain on investment transactions	(16,275,788)	(4,026,110)

Total dividends and distributions to shareholders	(35,252,162)	(24,663,021)

Capital-share transactions:
Net proceeds from sales of shares	105,472,220	94,905,676
Net proceeds from sales of shares issued to shareholders on reinvestment of dividends and distributions	31,087,927	20,623,104

Total proceeds from shares sold	136,560,147	115,528,780
Cost of shares redeemed	(136,867,705)	(226,067,682)

Net decrease in net assets from capital-share transactions	(307,558)	(110,538,902)

Net decrease in net assets	(19,066,280)	(98,757,931)

NET ASSETS:
Beginning of period	634,031,638	732,789,569

End of period (a)	$614,965,358	$634,031,638

(a) Includes undistributed net investment income of:	$2,602,956	$1,636,001

See Notes to Financial Statements.

26	Sanford C. Bernstein Fund II, Inc.

Financial Highlights

Selected per-share data and ratios for a share of capital stock outstanding for the Portfolio for each of the periods presented:

	INTERMEDIATE DURATION INSTITUTIONAL PORTFOLIO

	YEAR ENDED 9/30/15		YEAR ENDED 9/30/14	YEAR ENDED 9/30/13	YEAR ENDED 9/30/12		YEAR ENDED 9/30/11
Net asset value, beginning of period	$15.77		$15.52	$16.39	$16.17		$16.08

Income from investment operations
Investment income, net†	0.40		0.48	0.43	0.41		0.57
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.00	(a)	0.31	(0.70)	0.47	*	0.25
Contributions from Affiliates	0		0	0	0.01	*	0

Total from investment operations	0.40		0.79	(0.27)	0.89		0.82

Less dividends and distributions:
Dividends from net investment income	(0.47)		(0.45)	(0.50)	(0.43)		(0.58)
Dividends from net realized gain on investment transactions	(0.41)		(0.09)	(0.10)	(0.24)		(0.15)

Total dividends and distributions	(0.88)		(0.54)	(0.60)	(0.67)		(0.73)

Net asset value, end of period	$15.29		$15.77	$15.52	$16.39		$16.17

Total return (b)	2.60%		5.21%	(1.67)% **	5.70%	#	5.30%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)	$614,965		$634,032	$732,790	$1,105,227		$1,207,593
Average net assets (000 omitted)	$632,506		$707,180	$970,083	$1,146,019		$1,143,740
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	0.45%	+	0.45%	0.45%	0.45%		0.45%
Expenses, before waivers/reimbursements	0.58%	+	0.58%	0.55%	0.54%		0.54%
Net investment income	2.61%	+	3.08%	2.67%	2.54%		3.61%
Portfolio turnover rate	266%		260%	193%	136%		121%

†	Based on average shares outstanding.
*	Amount reclassified from realized gain (loss) on investment transactions.
**	Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the Portfolio’s performance for the year ended September 30, 2013 by 0.01%.
#	Includes the Adviser’s reimbursement in respect of the Lehman Bankruptcy Claim which contributed to the Portfolio’s performance by 0.08 % for the year ended September 30, 2012.
+	The ratio includes expenses attributable to costs of proxy solicitation.
(a)	Amount is less than $0.005.
(b)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

See Notes to Financial Statements.

2015 Annual Report	27

Notes to Financial Statements

NOTE 1.	Organization and Significant Accounting Policies

Sanford C. Bernstein Fund II, Inc. (the “Fund”) is a managed open-end registered investment company incorporated in Maryland on February 7, 2002. The Fund, currently comprises one portfolio, the Intermediate Duration Institutional Portfolio (the “Portfolio”). The preparation of financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The Portfolio is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

A.	Portfolio Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Investments companies are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

B.	Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those based

28	Sanford C. Bernstein Fund II, Inc.

on their market values as described in Note 1.A above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3. In addition, non-agency rated investments are classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Valuations of mortgage-backed or other asset-backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are: the value of collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset-backed securities for which management has collected current observable data through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

2015 Annual Report	29

Notes to Financial Statements (continued)

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of September 30, 2015:

INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Corporates—Investment Grade	$0	$158,702,857	$0	$158,702,857
Mortgage Pass-Throughs	0	128,983,254	0	128,983,254
Asset-Backed Securities	0	86,832,769	7,402,410	94,235,179
Commercial Mortgage-Backed Securities	0	58,678,423	7,798,639	66,477,062
Governments—Treasuries	0	57,999,523	0	57,999,523
Collateralized Mortgage Obligations	0	3,244,982	29,222,131	32,467,113
Corporates—Non-Investment Grade	0	16,156,604	0	16,156,604
Agencies	0	15,638,109	0	15,638,109
Quasi-Sovereigns	0	5,203,137	0	5,203,137
Governments—Sovereign Agencies	0	4,091,672	0	4,091,672
Local Governments—Municipal Bonds	0	2,819,539	0	2,819,539
Preferred Stocks	1,802,056	0	0	1,802,056
Emerging Markets—Corporate Bonds	0	1,267,319	0	1,267,319
Common Stocks	0	0	1,050,321	1,050,321
Governments—Sovereign Bonds	0	437,385	0	437,385
Short-Term Investments	34,387,425	0	0	34,387,425
Total Investments in Securities	36,189,481	540,055,573	45,473,501	621,718,555
Other Financial Instruments*:
Assets:
Futures	68,681	0	0	68,681	#
Forward Currency Exchange Contracts	0	655,894	0	655,894
Centrally Cleared Credit Default Swaps	0	29,911	0	29,911	#
Centrally Cleared Interest Rate Swaps	0	1,395,803	0	1,395,803	#
Credit Default Swaps	0	378,915	0	378,915
Inflation (CPI) Swaps	0	30,457	0	30,457
Liabilities:
Futures	(584,040)	0	0	(584,040	)#
Forward Currency Exchange Contracts	0	(769,116)	0	(769,116)
Centrally Cleared Interest Rate Swaps	0	(1,204,292)	0	(1,204,292	)#
Inflation (CPI) Swaps	0	(47,523)	0	(47,523)
Interest Rate Swaps	0	(87,303)	0	(87,303)
Total+	$35,674,122	$540,438,319	$45,473,501	$621,585,942

*	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/depreciation on the instrument.

#	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the schedule of investments.

+	There were no transfers between Level 1 and Level 2 during the reporting period.

The Portfolio recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

30	Sanford C. Bernstein Fund II, Inc.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	ASSET- BACKED SECURITIES	COMMERCIAL MORTGAGE- BACKED SECURITIES	COLLATERALIZED MORTGAGE OBLIGATIONS
Balance as of 9/30/14	$11,995,431	$1,599,755	$17,859,090
Accrued discounts/(premiums)	27,158	(11,707)	104,285
Realized gain (loss)	(3,072)	(2,062)	(40,270)
Change in unrealized appreciation/depreciation	(22,811)	(136,660)	(298,859)
Purchases/Payups	4,626,975	6,369,296	17,843,943
Sales/Paydowns	(7,000,370)	(19,983)	(6,246,058)
Transfers in to Level 3	0	0	0
Transfers out of Level 3	(2,220,901)	0	0

Balance as of 9/30/15	$7,402,410	$7,798,639	$29,222,131

Net change in unrealized appreciation/depreciation from Investments held as of 9/30/15*	$(32,756)	$(136,660)	$(283,947)

	COMMON STOCKS	TOTAL
Balance as of 9/30/14	$0	$31,454,276
Accrued discounts/(premiums)	0	119,736
Realized gain (loss)	0	(45,404)
Change in unrealized appreciation/depreciation	50,321	(408,009)
Purchases/Payups	1,000,000	29,840,214
Sales/Paydowns	0	(13,266,411)
Transfers in to Level 3	0	0
Transfers out of Level 3	0	(2,220,901)

Balance as of 9/30/15	$1,050,321	$45,473,501 +

Net change in unrealized appreciation/depreciation from Investments held as of 9/30/15*	$50,321	$(403,042)

*	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation on investments and other financial instruments in the accompanying statement of operations.

+	There were de minimis transfers under 1% of net assets during the reporting period.

As of September 30, 2015, all Level 3 securities were priced (i) at net asset value, (ii) by third party vendors, or (iii) using prior transaction prices, which approximates fair value.

The Adviser established the Committee to oversee the pricing and valuation of all securities held in the Portfolio. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

2015 Annual Report	31

Notes to Financial Statements (continued)

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

C.	Foreign Currency Translation

The accounting records of the Portfolio are maintained in U.S. dollars. Prices of securities and other assets and liabilities denominated in non-U.S. currencies are translated into U.S. dollars using the exchange rate at 4:00 p.m., Eastern Time. Amounts related to the purchases and sales of securities, investment income and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

Net realized gain or loss on foreign currency transactions represents net foreign exchange gains or losses from the closure of forward currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amount actually received or paid. Net unrealized currency gains and losses arising from valuing foreign currency denominated assets and liabilities, other than security investments, at the current exchange rate are reflected as part of unrealized appreciation/depreciation on foreign currencies.

The Portfolio does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of securities held at period end. The Portfolio does not isolate the effect of changes in foreign exchange rates from changes in market prices of equity securities sold during the year. The Portfolio does isolate the effect of changes in foreign exchange rates from changes in market prices of debt securities sold during the year, as required by the Internal Revenue Code.

The Portfolio may invest in foreign securities and foreign currency transactions that may involve risks not associated with domestic investments as a result of the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability, among others.

D.	Taxes

The Portfolio intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986 as they apply to regulated investment companies. By so complying, the Portfolio will not be subject to federal and state income taxes to the extent that all of its income is distributed. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned based on management’s understanding of applicable local tax law.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

E.	Security Transactions and Related Investment Income

Security transactions are accounted for on the trade date (the date the buy or sell order is executed). Securities gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

32	Sanford C. Bernstein Fund II, Inc.

F.	Securities Transactions on a When-Issued or Delayed-Delivery Basis

The Portfolio may purchase securities on a when-issued basis or purchase or sell securities on a delayed-delivery basis. At the time the Portfolio commits to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will record the transaction and use the security’s value in determining the Portfolio’s net asset value. At the time the Portfolio commits to sell a security on a delayed-delivery basis, the Portfolio will record the transaction and exclude the security’s value in determining the Portfolio’s net asset value.

G.	Distribution of Income and Gains

Net investment income of the Portfolio is declared and recorded as a dividend to shareholders daily and is payable to shareholders monthly.

Distributions of net realized gains, less any available loss carryforwards, if any, for the Portfolio will be paid to shareholders at least once a year, and recorded on the ex-dividend date.

Elements of realized gains and net investment income may be recorded in different accounting periods for financial reporting (book) and federal income tax (tax) purposes (temporary differences). To the extent that such distributions required for tax purposes exceed income and gains recorded for book purposes as a result of such temporary differences, “excess distributions” are reflected in the accompanying statement of assets and liabilities. To the extent distributions exceed income and gains for tax purposes, such distributions would be shown as “return of capital” on the statement of changes in net assets. Certain other differences—permanent differences—arise because treatment of elements of income and gains is different between book and tax accounting. Permanent differences are reclassified in the year they arise.

Permanent differences have no effect on net assets. The effect of such permanent differences on the Portfolio which includes the tax treatment of Treasury inflation-protected securities, reclassifications of foreign currency gain (loss) and paydown gain (loss), and the tax treatment of swaps and swap clearing fees is reflected as an adjustment to the components of capital as of September 30, 2015, as shown below:

INCREASE (DECREASE) TO ADDITIONAL PAID-IN CAPITAL	INCREASE (DECREASE) TO UNDISTRIBUTED NET INVESTMENT INCOME (LOSS)	INCREASE (DECREASE) TO ACCUMULATED NET REALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS
$0	$3,431,223	$(3,431,223)

H.	Repurchase Agreements

It is the Portfolio’s policy that its custodian or designated subcustodian take control of securities as collateral under repurchase agreements and to determine on a daily basis that the value of such securities are sufficient to cover the value of the repurchase agreements. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of collateral by the Portfolio may be delayed or limited.

NOTE 2.	Investment Management and Transactions with Affiliated Persons

A.	Advisory Fee

Under the Advisory Agreement between the Fund and the Adviser, the Adviser manages the investment of the Portfolio’s assets, places purchase and sale orders, and bears various expenses, including the salaries and expenses of all personnel except those of outside directors. In addition, the Adviser agrees to permit its directors, officers and employees who may be elected directors or officers of the Fund to serve in the capacities to which they are elected. The Adviser renders these services subject to the general oversight of the Board.

The Portfolio pays the Adviser an advisory fee at an annual rate of 0.50% of the average daily net assets of the Portfolio for the first $1 billion and 0.45% thereafter. Pursuant to an Expense Limitation Agreement, during the reporting period, the Adviser waived a portion of its advisory fee or reimbursed the Portfolio for a portion of its expenses to the extent necessary to limit the Portfolio’s expenses to 0.45%. This waiver extends through January 31, 2016 and may be extended by the Advisor for additional one-year terms. For the year ended September 30, 2015, the aggregate amount of such fee waiver was $851,215.

2015 Annual Report	33

Notes to Financial Statements (continued)

B.	Distribution Arrangements

Under the Distribution Agreement between the Fund, on behalf of the Portfolio, and Sanford C. Bernstein & Co., LLC (the “Distributor”), the Distributor agrees to act as agent to sell shares of the Portfolio. The Distributor receives no fee for this service, and furthermore agrees to pay all expenses arising from the performance of its obligations under this agreement. The Distributor is a wholly owned subsidiary of the Adviser.

C.	Investments and other transactions with Affiliated Issuers

The Portfolio may invest in the AB Fixed-Income Shares, Inc.—Government STIF Portfolio (“Government STIF Portfolio”), an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no investment management fees but does bear its own expenses. A summary of the Portfolio’s transactions in shares of the Government STIF Portfolio for the year ended September 30, 2015 is as follows:

MARKET VALUE SEPTEMBER 30, 2014 (000)	PURCHASES AT COST (000)	SALES PROCEEDS (000)	MARKET VALUE SEPTEMBER 30, 2015 (000)	DIVIDEND INCOME (000)
$77,150	$553,411	$596,174	$34,387	$76

Brokerage commissions paid on investment transactions for the year ended September 30, 2015 amounted to $13,592, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co., LLC and Sanford C. Bernstein & Co., Ltd., affiliates of the Adviser.

NOTE 3.	Investment Security Transactions

A.	Purchases and Sales

For the year ended September 30, 2015, the Portfolio had purchases and sales transactions, excluding transactions in short-term instruments, as follows:

	PURCHASES	SALES
Investment securities (excluding U.S. government securities)	$183,772,167	$97,077,947
U.S. government securities	1,499,252,605	1,556,939,619

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation (excluding futures, foreign currency and swap transactions) are as follows:

Cost	$617,230,964

Gross unrealized appreciation	$13,477,583
Gross unrealized depreciation	(8,989,992)

Net unrealized appreciation	$4,487,591

B.	Derivative Financial Instruments

The Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

34	Sanford C. Bernstein Fund II, Inc.

The principal types of derivatives utilized by the Portfolio, as well as the methods in which they may be used are:

•	Futures

The Portfolio may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Portfolio bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Portfolio may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Portfolio enters into futures, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral from broker on the statement of assets and liabilities. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Portfolio to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Portfolio to unlimited risk of loss. The Portfolio may enter into futures only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Portfolio’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the year ended September 30, 2015, the Portfolio held futures for hedging and non-hedging purposes.

•	Forward Currency Exchange Contracts

The Portfolio may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Portfolio. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the year ended September 30, 2015, the Portfolio held forward currency exchange contracts for hedging and non-hedging purposes.

•	Swaps

The Portfolio may enter into swaps to hedge its exposure to interest rates, credit risk, or currencies. The Portfolio may also enter into swaps for non-hedging purposes as a means of gaining market exposures, including by making direct investments in foreign currencies, as described below under “Currency Transactions”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Portfolio in accordance with the terms of the respective swaps to provide value and recourse to the Portfolio or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

2015 Annual Report	35

Notes to Financial Statements (continued)

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Portfolio, and/or the termination value at the end of the contract. Therefore, the Portfolio considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to the Portfolio to cover the Portfolio’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Portfolio accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Portfolio enters into a centrally cleared swap, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Portfolio may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Portfolio may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Portfolio anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments).

During the year ended September 30, 2015, the Portfolio held interest rate swaps for hedging and non-hedging purposes.

Inflation (CPI) Swaps:

Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swaps may be used to protect the net asset value, or NAV, of a Portfolio against an unexpected change in the rate of inflation measured by an inflation index since the value of these agreements is expected to increase if unexpected inflation increases.

36	Sanford C. Bernstein Fund II, Inc.

During the year ended September 30, 2015, the Portfolio held inflation (CPI) swaps for hedging and non-hedging purposes.

Credit Default Swaps:

The Portfolio may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Portfolio, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Portfolio may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Portfolio receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Portfolio is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Portfolio will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Portfolio for the same reference obligation with the same counterparty.

Credit default swaps may involve greater risks than if a Portfolio had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Portfolio is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Portfolio is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Portfolio coupled with the periodic payments previously received may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Portfolio.

Implied credit spreads over U.S. Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the schedule of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

During the year ended September 30, 2015, the Portfolio held credit default swaps for hedging and non-hedging purposes.

As of September 30, 2015, the Portfolio had no Buy Contracts outstanding with respect to the same referenced obligation and same counterparty for its Sale Contracts outstanding.

The Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) or similar master agreements (collectively, “Master Agreements”) with its derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination.

Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as derivative transactions, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Portfolio and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party. In the event of a default by a Master Agreements counterparty, the return of collateral with market value in excess of the Portfolio’s net liability, held by the defaulting party, may be delayed or denied.

2015 Annual Report	37

Notes to Financial Statements (continued)

The Portfolio’s Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Portfolio decline below specific levels (“net asset contingent features”). If these levels are triggered, the Portfolio’s counterparty has the right to terminate such transaction and require the Portfolio to pay or receive a settlement amount in connection with the terminated transaction. For additional details, please refer to netting arrangements by counterparty tables below.

At September 30, 2015, the Portfolio had entered into the following derivatives:

	ASSET DERIVATIVES			LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE		STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE
Interest rate contracts	Receivable/Payable for variation margin on exchange-traded derivatives	$1,464,484	*	Receivable/Payable for variation margin on exchange-traded derivatives	$1,788,332	*
Credit contracts	Receivable/Payable for variation margin on exchange-traded derivatives	29,911	*
Foreign exchange contracts	Unrealized appreciation on forward currency exchange contracts	655,894		Unrealized depreciation on forward currency exchange contracts	769,116
Interest rate contracts	Unrealized appreciation on inflation swaps	30,457		Unrealized depreciation on inflation swaps	47,523
Interest rate contracts				Unrealized depreciation on interest rate swaps	87,303
Credit contracts	Unrealized appreciation on credit default swaps	378,915
Total		$2,559,661			$2,692,274

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the schedule of investments.

The effect of derivative instruments on the statement of operations for the year ended September 30, 2015:

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$3,401,856	$(338,324)
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	3,089,489	(2,594,847)
Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(2,534,178)	409,397
Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(762,769)	719,876
Total		$3,194,398	$(1,803,898)

38	Sanford C. Bernstein Fund II, Inc.

The following table represents the average monthly volume of the Portfolio’s derivative transactions during the year ended September 30, 2015:

Futures:
Average original value of buy contracts	$93,782,459
Average original value of sale contracts	$19,308,584	(a)

Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$10,639,507
Average principal amount of sale contracts	$57,959,090

Interest Rate Swaps:
Average notional amount	$28,050,210

Inflation Swaps:
Average notional amount	$12,471,429	(b)

Centrally Cleared Interest Rate Swaps:
Average notional amount	$110,960,036

Credit Default Swaps:
Average notional amount of buy contracts	$2,335,000	(c)
Average notional amount of sale contracts	$4,301,154

Centrally Cleared Credit Default Swaps:
Average notional amount of buy contracts	$28,306,538
Average notional amount of sale contracts	$3,000,000	(d)

(a)	Positions were open for nine months during the year.

(b)	Positions were open for seven months during the year.

(c)	Positions were open for three months during the year.

(d)	Positions were open for one month during the year.

For financial reporting purposes, the Portfolio does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All derivatives held at period end were subject to netting arrangements. The following table presents the Portfolio’s derivative assets and liabilities by counterparty net of amounts available for offset under Master Agreements (“MA”) and net of the related collateral received/ pledged by the Portfolio as of September 30, 2015:

COUNTERPARTY	DERIVATIVE ASSETS SUBJECT TO A MA	DERIVATIVE AVAILABLE FOR OFFSET	CASH COLLATERAL RECEIVED	SECURITY COLLATERAL RECEIVED	NET AMOUNT OF DERIVATIVES ASSETS
Exchange-Traded Derivatives:
Morgan Stanley & Co., LLC**	$13,271	$(13,271)	$0	$0	$0

Total	$13,271	$(13,271)	$0	$0	$0

OTC Derivatives:
Barclays Bank PLC	$30,457	$(30,457)	$0	$0	$0
Citibank/Citibank, NA	301,407	(85,968)	0	0	215,439
Credit Suisse International	12,464	(621)	0	0	11,843
Deutsche Bank AG	4,032	0	0	0	4,032
HSBC Bank USA	50,396	(50,396)	0	0	0
JPMorgan Chase Bank	21,354	(21,354)	0	0	0
Royal Bank of Scotland PLC	174,281	0	0	0	174,281
Standard Chartered Bank	371,470	0	0	0	371,470

Total	$965,861	$(188,796)	$0	$0	$777,065	^

2015 Annual Report	39

Notes to Financial Statements (continued)

COUNTERPARTY	DERIVATIVE LIABILITIES SUBJECT TO A MA	DERIVATIVE AVAILABLE FOR OFFSET	CASH COLLATERAL PLEDGED*	SECURITY COLLATERAL PLEDGED*	NET AMOUNT OF DERIVATIVES LIABILITIES
Exchange-Traded Derivatives:
Morgan Stanley & Co., LLC**	$124,381	$(13,271)	$(111,110)	$0	$0

Total	$124,381	$(13,271)	$(111,110)	$0	$0

OTC Derivatives:
Barclays Bank PLC	$538,231	$(30,457)	$0	$0	$507,774
BNP Paribas SA	7,029	0	0	0	7,029
Citibank/Citibank, NA	85,968	(85,968)	0	0	0
Credit Suisse International	621	(621)	0	0	0
HSBC Bank USA	185,411	(50,396)	0	0	135,015
JPMorgan Chase Bank	87,303	(21,354)	0	(65,949)	0

Total	$904,563	$(188,796)	$0	$(65,949)	$649,818	^

*	The actual collateral received/pledged may be more than the amount reported due to overcollateralization.

**	Cash has been posted for initial margin requirements for exchange traded derivatives outstanding at September 30, 2015.

^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

See Note 3.E for additional disclosure of netting arrangements regarding reverse repurchase agreements.

C.	Currency Transactions

The Portfolio may invest in non-U.S. dollar securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

D.	TBA and Dollar Rolls

The Portfolio may invest in TBA mortgage-backed securities. A TBA, or “To Be Announced”, trade represents a contract for the purchase or sale of mortgage-backed securities to be delivered at a future agree-upon date; however, the specific mortgage pool numbers or the number of pools that will be delivered to fulfill the trade obligation or terms of the contract are unknown at the time of the trade. Mortgage pools (including fixed-rate or variable-rate mortgages) guaranteed by the Government National Mortgage Association, or GNMA, the Federal National Mortgage Association, or FNMA, or the Federal Home Loan Mortgage Corporation, or FHLMC, are subsequently allocated to the TBA transactions.

The Portfolio may enter into dollar rolls. Dollar rolls involve sales by the Portfolio of securities for delivery in the current month and the Portfolio simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Portfolio forgoes principal and interest paid on the securities. The Portfolio is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls involve the risk

40	Sanford C. Bernstein Fund II, Inc.

that the market value of the securities the Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. Dollar rolls are speculative techniques. For the year ended September 30, 2015, the Portfolio earned drop income of $2,389,206 which is included in interest income in the accompanying statement of operations.

E.	Reverse Repurchase Agreements

The Portfolio may enter into reverse repurchase transactions (“RVP”) in accordance with the terms of a Master Repurchase Agreement (“MRA”), under which the Portfolio sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time the Portfolio enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing liquid assets having a value comparable to the repurchase price. Under the MRA and other Master Agreements, the Portfolio is permitted to offset payables and/or receivables with collateral held and/or posted to the counterparty and create one single net payment due to or from the Portfolio in the event of a default. In the event of a default by a MRA counterparty, the Portfolio may be considered an unsecured creditor with respect to any excess collateral (collateral with a market value in excess of the repurchase price) held by and/or posted to the counterparty, and as such the return of such excess collateral may be delayed or denied. For the year ended September 30, 2015, the average amount of reverse repurchase agreements outstanding was $2,843,362 and the daily weighted average interest rate was (0.70)%. During the period, the Portfolio received net interest payment from counterparties. At September 30, 2015, the Portfolio had reverse repurchase agreements outstanding in the amount of $506,474 as reported on the statement of assets and liabilities.

The following table presents the Portfolio’s RVP liabilities by counterparty net of the related collateral pledged by the Portfolio as of September 30, 2015:

COUNTERPARTY	RVP LIABILITIES SUBJECT TO A MRA	SECURITIES COLLATERAL PLEDGED†	NET AMOUNT OF RVP LIABILITIES
Barclays Bank	$506,474	$(404,521)	$101,953

†	Including accrued interest.

NOTE 4.	Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended September 30, 2015 and September 30, 2014 were as follows:

	2015	2014
Distributions paid from:
Ordinary income	$25,341,735	$22,951,349
Net long-term capital gains	9,910,427	1,711,672

Total distributions paid	$35,252,162	$24,663,021

As of September 30, 2015, the components of accumulated earnings/(deficit) on a tax basis were as follows:

UNDISTRIBUTED ORDINARY INCOME	UNDISTRIBUTED LONG-TERM CAPITAL GAINS	ACCUMULATED CAPITAL AND OTHER GAINS (LOSSES)(a)	UNREALIZED APPRECIATION/ (DEPRECIATION)(b)	TOTAL ACCUMULATED EARNINGS/ (DEFICIT)(c)
$4,136,962	$4,632,459	$(64,972)	$5,335,180	$14,039,629

(a)	For the year ended September 30, 2015, the Portfolio elected to defer $64,972 of straddle losses.

(b)	The differences between book-basis and tax-basis unrealized appreciation (depreciation) are attributable primarily to tax deferral of losses on wash sales, the tax treatment of swaps and passive foreign investment companies (PFICs), and the realization for tax purposes of gains/losses on certain derivative instruments.

2015 Annual Report	41

Notes to Financial Statements (continued)

(c)	The difference between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable to dividends payable.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of September 30, 2015, the Portfolio did not have any capital loss carryforwards.

NOTE 5.	Risks Involved in Investing in the Portfolio

Interest Rate Risk—This is the risk that changes in interest rates will affect the value of the Portfolio’s investments in fixed-income debt securities such as bonds or notes. The Portfolio’s may be subject to a greater risk of rising interest rates due to the current period of historically low rates and the effect of potential government policy initiatives and market reaction to those initiatives. Increases in interest rates may cause the value of the Portfolio’s investments to decline and this decrease in value may not be offset by higher income from new investments. The Portfolio will experience increased interest rate risk to the extent it invests in fixed-income securities with longer maturities or durations.

Credit Risk—This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivatives or other contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The issuer or guarantor may default, potentially causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations. At times when credit risk is perceived to be greater, credit “spreads” (i.e., the difference between the yields on lower quality securities and the yields on higher quality securities) may get larger or “widen”. As a result, the values of the lower quality securities may go down more.

Duration Risk—The duration of a fixed-income security may be shorter than or equal to full maturity of a fixed-income security. Fixed-income securities with longer durations have more risk and will decrease in price as interest rates rise. For example, a fixed-income security with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the real value of the Portfolio’s assets can decline as can the value of the Portfolio’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Inflation-Protected Securities Risk—The terms of inflation-protected securities provide for the coupon and/or maturity value to be adjusted based on changes in inflation. Decreases in the inflation rate or in investors’ expectations about inflation could cause these securities to underperform non-inflation-adjusted securities on a total-return basis. In addition, these securities may have limited liquidity in the secondary market.

Foreign (Non-U.S.) Securities Risk—Investments in foreign securities entail significant risks in addition to those customarily associated with investing in U.S. securities. These risks include risks related to adverse market, economic, political and regulatory factors and social instability, all of which could disrupt the financial markets in which the Portfolio invests and adversely affect the value of the Portfolio’s assets.

Emerging Market Securities Risk—The risks of investing in foreign (non-U.S.) securities are heightened with respect to issuers in emerging-market countries, because the markets are less developed and less liquid and there may be a greater amount of economic, political and social uncertainty.

Derivatives Risk—The Portfolio may use derivatives as direct investments to earn income, enhance return and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk that changes in the value of the derivative may not correlate with relevant assets, rates or indices. Derivatives may be illiquid and difficult to price or unwind, and small changes may produce disproportionate losses for the Portfolio. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Assets required to be set aside or posted to cover or secure derivatives positions may themselves go down in value, and these collateral and other requirements may limit investment flexibility.

42	Sanford C. Bernstein Fund II, Inc.

Some derivatives involve leverage, which can make the Portfolio more volatile and can compound other risks. The U.S. Government is in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin, reporting and registration requirements. The ultimate impact of the regulations remains unclear. Additional regulation may make derivatives more costly, may limit their availability, may disrupt markets or may otherwise adversely affect their value or performance.

Mortgage-Related Securities Risk—Mortgage-related securities represent interests in “pools” of mortgages, including consumer loans or receivables held in trust. Mortgage-related securities are subject to credit, interest rate, prepayment and extension risks. These securities also are subject to risk of default on the underlying mortgage, particularly during periods of economic downturn. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-related securities.

Prepayment and Extension Risk—Prepayment risk is the risk that a loan, bond or other security might be called or otherwise converted, prepaid or redeemed before maturity. If this happens, particularly during a time of declining interest rates or credit spreads, the Portfolio will not benefit from the rise in market price that normally accompanies a decline in interest rates, and may not be able to invest the proceeds in securities providing as much income, resulting in a lower yield to the Portfolio. Conversely, extension risk is the risk that as interest rates rise or spreads widen, payments of securities may occur more slowly than anticipated by the market. When this happens, the values of these securities may go down because their interest rates are lower than current market rates and they remain outstanding longer than anticipated.

Subordination Risk—The Portfolio may invest in securities that are subordinated to more senior securities of an issuer, or which represent interests in pools of such subordinated securities. Subordinated securities will be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer, any loss incurred by the subordinated securities is likely to be proportionately greater, and any recovery of interest or principal may take more time.

Liquidity Risk—Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Portfolio from selling out of these illiquid or relatively less liquid securities at an advantageous price. Over recent years, the capacity of dealers to make markets in fixed income securities has been outpaced by the growth in the size of the fixed income markets. Liquidity risk may be magnified in a rising interest rate environment, where the value and liquidity of fixed income securities generally go down. Derivatives and securities involving substantial market and credit risk tend to involve greater liquidity risk. Illiquid securities and relatively less liquid securities may also be difficult to value.

Redemption Risk—The Portfolio may experience heavy redemptions that could cause the Portfolio to liquidate its assets at inopportune times or at a loss or depressed value, which could cause the value of your investment to decline.

Foreign Currency Risk—This is the risk that changes in foreign (non-U.S.) currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce the returns of the Portfolio. For example, the value of the Portfolio’s investments in foreign stocks and foreign currency positions may decrease if the U.S. dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. dollar).

Actions by a Few Major Investors—In certain countries, volatility may be heightened by actions of a few major investors. For example, substantial increases or decreases in cash flows of mutual funds investing in these markets could significantly affect local stock prices and, therefore, share prices of the Portfolio.

Lower-Rated Securities Risk—Lower-rated securities, or junk bonds/high yield securities, are subject to greater risk of loss of principal and interest and greater market risk than higher-rated securities. The capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

2015 Annual Report	43

Notes to Financial Statements (continued)

NOTE 6.	Capital-Share Transactions

Share transactions for the years ended September 30, 2015 and September 30, 2014, were as follows:

	INTERMEDIATE DURATION INSTITUTIONAL PORTFOLIO

	SHARES		AMOUNT

	YEAR ENDED 9/30/15	YEAR ENDED 9/30/14	YEAR ENDED 9/30/15	YEAR ENDED 9/30/14
Shares sold	6,787,433	6,074,787	$105,472,220	$94,905,676
Shares issued to shareholders on reinvestment of dividends and distributions	2,012,841	1,322,736	31,087,927	20,623,104
Shares redeemed	(8,787,710)	(14,397,616)	(136,867,705)	(226,067,682)

Net increase (decrease)	12,564	(7,000,093)	(307,558)	(110,538,902)
Beginning of period	40,208,775	47,208,868	601,698,826	712,237,728

End of period	40,221,339	40,208,775	$601,391,268	$601,698,826

NOTE 7.	Line of Credit

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $280 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the year ended September 30, 2015.

NOTE 8.	New Accounting Pronouncement

In May 2015, the Financial Accounting Standards Board issued an Accounting Standards Update (“ASU”), ASU 2015-07 which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the net asset value per share practical expedient. The ASU also removes the disclosure requirement for investments not valued at net asset value. The ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

NOTE 9.	Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

44	Sanford C. Bernstein Fund II, Inc.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of Sanford C. Bernstein Fund II, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Intermediate Duration Institutional Portfolio (the portfolio constituting the Sanford C. Bernstein Fund II, Inc.) (the “Fund”) as of September 30, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2015 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Intermediate Duration Institutional Portfolio (the portfolio constituting Sanford C. Bernstein Fund II, Inc.) at September 30, 2015, the results of its operations for the year then ended, the changes in its net assets for each of two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

November 25, 2015

2015 Annual Report	45

Federal Tax Information (Unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Portfolio during the taxable year ended September 30, 2015. For foreign shareholders, 55.42% of ordinary income dividends paid may be considered to be qualifying to be taxed as interest-related dividends.

Shareholders should not use the above information to prepare their tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2016.

46	Sanford C. Bernstein Fund II, Inc.

Sanford C. Bernstein Fund II, Inc.

BOARD OF DIRECTORS

Marshall C. Turner, Jr.*

Chairman

John H. Dobkin*

Michael J. Downey*

William H. Foulk, Jr.*

D. James Guzy*

Nancy P. Jacklin*

Robert M. Keith

President and Chief Executive Officer

Garry L. Moody*

Earl D. Weiner*

OFFICERS

Philip L. Kirstein

Senior Vice President and Independent Compliance Officer

Paul J. DeNoon**

Vice President

Shawn E. Keegan**

Vice President

Alison M. Martier**

Vice President

Douglas J. Peebles**

Vice President

Greg J. Wilensky**

Vice President

Emilie D. Wrapp

Secretary

Joseph J. Mantineo

Treasurer and Chief Financial Officer

Vincent S. Noto

Chief Compliance Officer

Stephen M. Woetzel

Controller

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP

5 Times Square

New York, New York 10036

LEGAL COUNSEL

Willkie Farr & Gallagher LLP

787 Seventh Avenue

New York, New York 10019

CUSTODIAN AND ACCOUNTING AGENT AND TRANSFER AGENT

State Street Bank and Trust Company

State Street Corporation CCB/5

1 Iron Street

Boston, Massachusetts 02210

INVESTMENT ADVISER

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

* Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

** The day-to-day management of, and investment decisions for, Sanford C. Bernstein Fund II, Inc.’s portfolio are made by the U.S. Investment Grade: Core Fixed Income Team. Messrs. DeNoon, Keegan, Peebles and Wilensky and Ms. Martier are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

2015 Annual Report	47

Sanford C. Bernstein Fund II, Inc. (continued)

DIRECTORS’ INFORMATION
Name, Address*, Age, (Year First Elected**)	Principal Occupation(s) During Past Five Years and Other Relevant Qualifications***	Portfolios in Fund Complex Overseen By Director	Other Directorships Held By Director
INTERESTED DIRECTOR
Robert M. Keith,+ 1345 Avenue of the Americas New York, NY 10105 55 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AB Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	109	None
DISINTERESTED DIRECTORS
Marshall C. Turner, Jr.,† Chairman of the Board 74 (2005)

Private Investor since prior to 2010. Former Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing). He has extensive operating leadership and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the boards of two education and science-related non-profit organizations. He has served as a director of one AB fund since 1992, and director or trustee of multiple AB Funds since 2005. He has been Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committees of such Funds since February 2014.

		109	Xilinx, Inc. (programmable logic semi-conductors) since prior to 2010

48	Sanford C. Bernstein Fund II, Inc.

DIRECTORS’ INFORMATION (continued)
Name, Address*, Age, (Year First Elected**)	Principal Occupation(s) During Past Five Years and Other Relevant Qualifications***	Portfolios in Fund Complex Overseen By Director	Other Directorships Held By Director
John H. Dobkin,† 73 (2002)	Independent Consultant since prior to 2010. Formerly, President of Save Venice, Inc. (preservation organization) from 2001-2002; Senior Advisor from June 1999-June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989-May 1999. Previously, Director of the National Academy of Design. He has served as a director or trustee of various AB Funds since 1992, and as Chairman of the Audit Committees of a number of such Funds from 2001-2008.	109	None

Michael J. Downey,† 71 (2005)	Private Investor since prior to 2010. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. He served as a Director of Prospect Acquisition Corp. (financial services) from 2007-2009. He served as a Director of The Merger Fund (registered investment company) since prior to 2010 until 2013. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities Inc. He has served as a director or trustee of the AB Funds since 2005 and is a director and Chairman of one other registered investment company.	109	Asia Pacific Fund, Inc. (registered investment company) since prior to 2010

William H. Foulk, Jr.,† 83 (2002)	Investment Adviser and an Independent Consultant since prior to 2010. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AB Funds since 1983, and was Chairman of the Independent Directors Committees of the AB Funds from 2003 until early February 2014. He served as Chairman of such Funds from 2003 through December 2013. He is also active in a number of mutual fund related organizations and committees.	109	None

2015 Annual Report	49

Sanford C. Bernstein Fund II, Inc. (continued)

DIRECTORS’ INFORMATION (continued)
Name, Address*, Age, (Year First Elected**)	Principal Occupation(s) During Past Five Years and Other Relevant Qualifications***	Portfolios in Fund Complex Overseen By Director	Other Directorships Held By Director
D. James Guzy,† 79 (2005)	Chairman of the Board of SRC Computers, Inc. (semi-conductors), with which he has been associated since prior to 2010. He served as Chairman of the Board of PLX Technology (semi-conductors) since prior to 2010 until November 2013. He was a director of Intel Corporation (semi-conductors) from 1969 until 2008, and served as Chairman of the Finance Committee of such company for several years until May 2008. He was a Director of Cirrus Logic Corporation (semi-conductors) from 1984 until July 2011. He has served as a director or trustee of one or more of the AB Funds since 1982.	109	None

Nancy P. Jacklin,† 67 (2006)	Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008-2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chairman of the Governance and Nominating Committees of the AB Funds since August 2014.	109	None

50	Sanford C. Bernstein Fund II, Inc.

DIRECTORS’ INFORMATION (continued)
Name, Address*, Age, (Year First Elected**)	Principal Occupation(s) During Past Five Years and Other Relevant Qualifications***	Portfolios in Fund Complex Overseen By Director	Other Directorships Held By Director
Garry L. Moody,† 63 (2008)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995); and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He has served as a director or trustee, and as Chairman of the Audit Committees, of the AB Funds since 2008.	109	None

Earl D. Weiner,† 76 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and is a former member of the ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AB Funds since 2007 and served as Chairman of the Governance and Nominating Committees of the AB Funds from 2007 until August 2014.	109	None

* The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

** There is no stated term of office for the Fund’s Directors.

*** The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

† Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

+ Mr. Keith is an “interested person”, of the Fund, as defined in the Investment Company Act of 1940, due to his position as a Senior Vice President of the Adviser.

2015 Annual Report	51

Sanford C. Bernstein Fund II, Inc. (continued)

OFFICERS’ INFORMATION
Name, Address* and Age	Principal Position(s) Held with Fund	Principal Occupation During Past 5 Years
Robert M. Keith, 55	President and Chief Executive Officer	See biography above.

Philip L. Kirstein, 70	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AB Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to March 2003.

Paul J. DeNoon, 53	Vice President	Senior Vice President of AllianceBernstein (the “Adviser”)†, with which he has been associated since prior to 2010.

Shawn E. Keegan, 44	Vice President	Senior Vice President of the Adviser†, with which he has been associated since prior to 2010.

Alison M. Martier, 58	Vice President	Senior Vice President of the Adviser†, with which she has been associated since prior to 2010.

Douglas J. Peebles, 50	Vice President	Senior Vice President of the Adviser†, with which he has been associated since prior to 2010.

Greg J. Wilensky, 48	Vice President	Senior Vice President of the Adviser†, with which he has been associated since prior to 2010.

Emilie D. Wrapp, 59	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI†, with which she has been associated since prior to 2010.

Joseph J. Mantineo, 56	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)†, with which he has been associated since prior to 2010.

Stephen M. Woetzel, 43	Controller	Vice President of ABIS†, with which he has been associated since prior to 2010.

Vincent S. Noto, 50	Chief Compliance Officer	Senior Vice President since 2015 and Mutual Fund Chief Compliance Officer of the Adviser† since 2014. Prior thereto, he was Vice President and Director of Mutual Fund Compliance of the Adviser since prior to 2010.

* The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

†The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AB at 1-800-227-4618, or visit www.ABglobal.com, for a free prospectus or SAI.

52	Sanford C. Bernstein Fund II, Inc.

The Following Is Not Part of the Shareholder Report or the Financial Statements

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and Sanford C. Bernstein Fund II, Inc. – Intermediate Duration Institutional Portfolio (the “Fund”),2 prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by the August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of this summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Fund which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement.

The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Fund grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Fund.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what Section 36(b) requires: to face liability under Section 36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining.”Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In Jones, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of Section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s length bargaining as the benchmark for reviewing challenged fees.”3

INVESTMENT ADVISORY FEES, NET ASSETS, EXPENSE CAP & RATIOS

The Adviser proposed that the Fund pays the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement.4 Also shown are the Fund’s net assets on September 30, 2014.

FUND	ADVISORY FEE BASED ON % OF AVERAGE DAILY NET ASSETS	NET ASSETS 09/30/14 ($MM)
Intermediate Duration Institutional Portfolio[5]	0.50% on 1st 1 billion 0.45% on the balance	$634.2

1 The information in the fee evaluation was completed on October 23, 2014 and discussed with the Board of Directors on November 4-6, 2014.

2 Future references to the Fund do not include “Sanford C. Bernstein Fund II, Inc.”

3 Jones v. Harris at 1427.

4 Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser’s settlement with the NYAG. The Fund was not affected by the Adviser’s agreement with the NYAG since the Fund’s fee schedule already had lower breakpoints than the NYAG regulated fee schedule for AllianceBernstein Mutual Funds with a category of “High Income.”

5 The Fund has an expense cap of 0.45%, which effectively reduces the advisory fee.

2015 Annual Report	53

The Following Is Not Part of the Shareholder Report or the Financial Statements (continued)

The Adviser has agreed to waive that portion of its advisory fees and/or reimburse the Fund for that portion of the Fund’s total operating expenses to the degree necessary to limit the Fund’s expense ratio to the amount set forth below for the Fund’s current fiscal year. The waiver is terminable by the Adviser upon at least 60 days’ notice prior to the Fund’s prospectus update. In addition, set forth below is the gross expense ratio of the Fund, annualized for the most recent semi-annual period:6

FUND	EXPENSE CAP PURSUANT TO EXPENSE LIMITATION UNDERTAKING	GROSS EXPENSE RATIO (3/31/14)[7]	FISCAL YEAR END
Intermediate Duration Institutional Portfolio	0.45%	0.58%	September 30

I.	ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Fund that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Fund’ third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Fund are more costly than those for institutional assets due to the greater complexities and time required for investment companies. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts with a similar investment style as the Fund.8 In addition to the AllianceBernstein Institutional fee schedule, set forth below is what would have been the effective advisory fee of the Fund had the AllianceBernstein Institutional fee schedule been applicable to the Fund versus the Fund’s advisory fee based on September 30, 2014 net assets:9

FUND	NET ASSETS 9/30/14 ($MM)	ALLIANCEBERNSTEIN INSTITUTIONAL FEE SCHEDULE	EFFECTIVE AB INST. ADV. FEE (%)	FUND ADVISORY FEE (%)
Intermediate Duration	$634.2	U.S. Strategic Core Plus	0.214%	0.500%
Institutional Portfolio		0.50% on 1st $30 million 0.20% on the balance Minimum Account Size: $25m

6 Semi-annual total expense ratios are unaudited.

7 Annualized.

8 The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

9 The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

54	Sanford C. Bernstein Fund II, Inc.

The Adviser manages Sanford C. Bernstein Fund, Inc. (“SCB Fund”), an open-end management investment company. The Intermediate Duration Portfolio of SCB Fund has a similar investment style as the Fund, and its advisory fee schedule is shown below. In addition, set forth is what would have been the effective fee for the Fund had the advisory fee schedule of Intermediate Duration Portfolio been applicable to the Fund versus the Fund’s advisory fee based on September 30, 2014 net assets:

FUND	SCB FUND PORTFOLIO	FEE SCHEDULE	SCB FUND EFFECTIVE FEE (%)	FUND ADVISORY FEE (%)
Intermediate Duration Institutional Portfolio	Intermediate Duration Portfolio	0.50% on 1st $1 billion 0.45% on next $2 billion 0.40% on next $2 billion 0.35% on next $2 billion 0.30% thereafter	0.500%	0.500%[10]

The AllianceBernstein Variable Products Series Fund, Inc. (“AVPS”), which is managed by the Adviser and is available through variable annuity and variable life contracts offered by other financial institutions, offers policyholders the option to utilize certain AVPS portfolios as the investment option underlying their insurance contracts. The AVPS Intermediate Bond Portfolio has a similar investment style as the Fund, and its advisory fee schedule is set forth below.11 Also shown is what would have been the effective advisory fee of the Fund had the AVPS fee schedule been applicable to the Fund versus the Fund’s advisory fee based on September 30, 2014 net assets.

FUND	AVPS PORTFOLIO	FEE SCHEDULE	AVPS EFFECTIVE FEE (%)	FUND ADVISORY FEE (%)
Intermediate Duration Institutional Portfolio	Intermediate Bond Portfolio	0.45% on first $2.5 billion 0.40% on next $2.5 billion 0.35% on the balance	0.450%	0.500%[10]

The Adviser represented that it does not provide any sub-advisory investment services to other investment companies that have a substantially similar investment style as the Fund.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Fund with fees charged to other investment companies for similar services offered by other investment advisers.12 Lipper’s analysis included the comparison of the Fund’s contractual management fee, estimated at the approximate current asset level of the Fund, to the median of the Fund’s Lipper Expense Group (“EG”)13 and the Fund’s contractual management fee ranking.14

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

10 The Fund has an expense cap 0.45% which effectively reduces the advisory fees by at least five basis points.

11 AVPS was also affected by the settlement between the Adviser and the NYAG.

12 The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arm’s length.”Jones v. Harris at 1429.

13 Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratios than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

14 The contractual management fee is calculated by Lipper using the Fund’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Fund, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Fund had the lowest effective fee rate in the Lipper peer group.

2015 Annual Report	55

The Following Is Not Part of the Shareholder Report or the Financial Statements (continued)

FUND	CONTRACTUAL MANAGEMENT FEE (%)[15]	LIPPER EXP. GROUP MEDIAN (%)	LIPPER GROUP RANK
Intermediate Duration Institutional Portfolio	0.500	0.498	11/19

Lipper also compared the Fund’s total expense ratio to the medians of the Fund’s EG and Lipper Expense Universe (“EU”). The EU is a broader group compared to the EG, consisting of all funds that have the same investment classifications/objective and load type as the subject Fund.16

FUND	TOTAL EXPENSE RATIO (%)	LIPPER EXP. GROUP MEDIAN (%)	LIPPER GROUP RANK	LIPPER EXP. UNIVERSE MEDIAN (%)	LIPPER UNIVERSE RANK
Intermediate Duration Institutional Portfolio	0.451	0.550	2/19	0.557	22/94

Based on this analysis, the Fund has a more favorable ranking on a total expense ratio basis than on a contractual management fee basis.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Fund. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES

The Fund’ profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Fund increased during the calendar year 2013, relative to 2012.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through pricing to scale, breakpoints, fee reductions/waivers and enhancement to services.

In May 2012, an independent consultant, retained by the Senior Officer, provided the Board of Directors information on the Adviser’s firm-wide average costs from 2005 through 2011 and the potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased due to declines in market value and client withdrawals. When AUM rapidly decreased, some operating expenses categories, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM has experienced less significant changes. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the Adviser since late 2008 are inconsistent with the view that there are currently reductions in average costs due to economies of scale that can be shared with the AllianceBernstein Mutual Funds managed by the Adviser through lower fees.

15 The contractual management fee does not reflect any expense reimbursements made by the Fund to the Adviser for certain clerical, legal, accounting, administrative, and other services. In addition, the contractual management fee does not reflect any advisory fee waivers or expense reimbursements made by the Adviser that would effectively reduce the actual effective management fee.

16 Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG when selecting an EU. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

56	Sanford C. Bernstein Fund II, Inc.

Previously, in February 2008, the independent consultant provided the Board of Directors an update of the Deli17 study on advisory fees and various fund characteristics.18 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.19 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE FUND

With assets under management of approximately $473 billion as of September 30, 2014, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Fund.

The information prepared by Lipper shows the 1, 3, 5 and 10 year performance returns and rankings20 of the Fund relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)21 for the periods ended July 31, 2014.22

	FUND RETURN (%)	PG MEDIAN (%)	PU MEDIAN (%)	PG RANK	PU RANK
Intermediate Duration Institutional Portfolio
1 year	5.19	4.91	4.62	9/19	32/91
3 year	3.34	3.74	3.73	13/18	56/85
5 year	5.86	5.74	5.48	8/16	27/76
10 year	5.11	5.23	5.05	9/14	24/54

Set forth below are the 1, 3, 5 year and since inception performance returns of the Fund (in bold) versus its benchmark.23 Fund and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.24

17 The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry since 2008.

18 As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones V. Harris at 1429.

19 The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

20 Fund performance returns were provided by Lipper.

21 The Fund’s PG is identical to the Fund’s EG. The Fund’s PU is not identical to the Fund’s EU as the criteria for including/excluding a fund from a PU is somewhat different from that of an EU.

22 The current Lipper investment classification/objective dictates the PG and PU throughout the life of the Fund even if a Fund had a different investment classification/objective at a different point in time.

23 The Adviser provided Fund and benchmark performance return information for periods through July 31, 2014.

24 Fund and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a fund’s return in excess of the riskless return by the fund’s standard deviation. A fund with a greater volatility would be viewed as more risky than a fund with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky fund. A fund with a higher Sharpe Ratio would be viewed as better performing than a fund with a lower Sharpe Ratio.

2015 Annual Report	57

The Following Is Not Part of the Shareholder Report or the Financial Statements (continued)

	PERIOD ENDING JULY 31, 2014 ANNUALIZED NET PERFORMANCE (%)
	1 YEAR (%)	3 YEAR (%)	5 YEAR (%)	10 YEAR (%)	SINCE INCEPTION (%)	ANNUALIZED		RISK PERIOD (YEAR)
						VOLATILITY (%)	SHARPE (%)
Intermediate Duration Institutional Portfolio	5.19	3.35	5.87	5.11	5.25	4.00	0.84	10
Barclays Capital U.S Aggregate Bond Index	3.97	3.04	4.47	4.80	5.03	3.24	0.96	10
Inception Date: May 17, 2002

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Fund is reasonable and within the range of what would have been negotiated at arm’s length in light of all the surrounding circumstances. This conclusion in respect of the Fund is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: November 18, 2014

58	Sanford C. Bernstein Fund II, Inc.

Distributor

SANFORD C. BERNSTEIN FUND II, INC.

1345 AVENUE OF THE AMERICAS, NEW YORK, NY 10105

(212) 756-4097

SCBII–2038–0915

ITEM 2.	CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 12(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors has determined that independent directors Garry L. Moody, William H. Foulk, Jr. and Marshall C. Turner, Jr. qualify as audit committee financial experts.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed by the independent registered public accounting firm Ernst & Young LLP, for the Fund’s last two fiscal years, for professional services rendered for: (i) the audit of the Fund’s annual financial statements included in the Fund’s annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues, quarterly press release review (for those Funds that issue quarterly press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.

		Audit Fees	Audit - Related Fees	Tax Fees
Bernstein Intermediate Duration Inst. Port	2014	$70,889	$—	$13,839
	2015	$73,037	$—	$18,702

(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund’s Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund’s independent registered public accounting firm. The Fund’s Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a)–(c) are for services pre-approved by the Fund’s Audit Committee.

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund’s Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund:

		All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates	Pre-approved by the Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees)
Bernstein Intermediate Duration Inst Port	2014	$382,644	$13,839
			$—
			$(13,839)

	2015	$416,952	$18,702
			$—
			$(18,702)

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor’s independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 12.	EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (a) (1)	Code of Ethics that is subject to the disclosure of Item 2 hereof

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): Sanford C. Bernstein Fund II, Inc.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	November 20, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	November 20, 2015

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date:	November 20, 2015